     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 1998


                                                       REGISTRATION NO. 33-74024
                                                                    NO. 811-8286
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]


      POST-EFFECTIVE AMENDMENT NO. 6                             [X]
REGISTRATION STATEMENT UNDER THE


INVESTMENT COMPANY ACT OF 1940                                   [X]


      AMENDMENT NO. 8                                            [X]


             VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

      (EXACT NAME OF REGISTRANT AS SPECIFIED IN THE DECLARATION OF TRUST)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA

                        OAKBROOK TERRACE, ILLINOIS 60181

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   Copies to:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on April 30, 1998 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective case for a previously filed post-effective amendment.


TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

             VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

                             CROSS REFERENCE SHEET

                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)


FORM N-1A ITEM                                                PROSPECTUS CAPTION
--------------                                                ------------------
PART A
------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  The Fund; Investment Objectives and
                                                  Policies; Risk Factors; Investment
                                                    Practices; Description of Shares of the
                                                    Fund
 5.  Management of the Fund.....................  Annual Fund Operating Expenses and Example;
                                                    The Fund; Investment Practices;
                                                    Investment Advisory Services; Inside Back
                                                    Cover
 6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                    Purchase of Shares; Shareholder Services;
                                                    Distribution and Service Plans;
                                                    Redemption of Shares; Distributions from
                                                    the Fund; Tax Status; Description of
                                                    Shares of the Fund; Additional
                                                    Information; Inside Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable

PART B                                            STATEMENT OF ADDITIONAL INFORMATION CAPTION
------                                            -------------------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Investment Policies and Techniques;
                                                  Options, Futures Contracts and Related
                                                    Options; Repurchase Agreements; Loans of
                                                    Portfolio Securities; Investment
                                                    Restrictions; Portfolio Turnover
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
16.  Investment Advisory and Other Services.....  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement;
                                                    Distributor; Distribution and Service
                                                    Plans; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege
20.  Tax Status.................................  Tax Status of the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Fund Performance
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements

PART C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                           GLOBAL MANAGED ASSETS FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital Global Managed Assets Fund (the "Fund") is a non-diversified, management investment company, commonly known as a mutual fund. The Fund's investment objective is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. There is no assurance that the Fund will achieve its investment objective.


    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser of the Fund (the "Subadviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is (800) 421-5666.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated April 30, 1998, containing additional information about the Fund is hereby incorporated in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

                    THIS PROSPECTUS IS DATED APRIL 30, 1998.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................      9
Investment Objective and Policies...........................      9
Risk Factors................................................     13
Investment Practices........................................     15
Investment Advisory Services................................     22
Alternative Sales Arrangements..............................     26
Purchase of Shares..........................................     29
Shareholder Services........................................     39
Redemption of Shares........................................     43
Distribution and Service Plans..............................     46
Distributions from the Fund.................................     48
Tax Status..................................................     49
Fund Performance............................................     54
Description of Shares of the Fund...........................     56
Additional Information......................................     57


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Global Managed Assets Fund (the "Fund") is a non-diversified, open-end management investment company organized as a Delaware business trust.

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").


INVESTMENT OBJECTIVE. The investment objective of the Fund is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. There is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."


INVESTMENT POLICY. The Fund may, from time to time, be substantially invested in foreign or domestic equity or debt securities based upon the Adviser's and Subadviser's evaluation of economic and market trends and anticipated relative return available from a particular type of security. The Fund will maintain at least 25% of its total assets in debt securities.

  The Fund may sell (write) and purchase call and put options. The Fund may purchase and sell futures contracts and options on such contracts only for bona fide hedging purposes. The use of options, futures contracts and options on futures contracts may include additional risks. The Fund may purchase or sell debt securities and currencies on a forward commitment basis and may lend portfolio securities. See "Investment Practices."

RISK FACTORS. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. See "Risk Factors."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements."

Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of

$1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."


Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."


Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISERS. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed annually. Net capital gains, if any, are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                    CLASS A        CLASS B        CLASS C
                                    SHARES         SHARES          SHARES
                                    -------        -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price).................   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering price)...    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                    Year 1--1.00%
  redemption proceeds)............    None(2)   Year 1--4.00%
                                                Year 2--4.00%   After--None
                                                Year 3--3.00%
                                                Year 4--2.50%
                                                Year 5--1.50%
                                                 After--None
Redemption fees (as a percentage
  of amount redeemed).............    None          None            None
Exchange fee......................    None          None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                                CLASS A   CLASS B   CLASS C
                                                SHARES    SHARES    SHARES
                                                -------   -------   -------
Management Fees (as a percentage of average
  daily net assets)...........................   1.00%    1.00%     1.00%
12b-1 Fees (as a percentage of average daily
  net assets)(1)..............................   0.25%    1.00% (2) 1.00% (2)
Other Expenses (as a percentage of average
  daily net assets)...........................   2.41%    2.42%     2.46%
Total Fund Operating Expenses (net of
  reimbursement) (as a percentage of average
  daily net assets)...........................   3.66%    4.42%     4.46%


------------------------------------------------------------------------------

(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."



(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a fund-level expense by NASD Rules.

                                            ONE      THREE      FIVE        TEN
                                           YEAR      YEARS      YEARS      YEARS
EXAMPLE:                                   ----      -----      -----      -----
You would pay the following expenses on
  a $1,000 investment assuming (i) an
  operating expense ratio of 3.66% for
  Class A shares, 4.42% for Class B
  shares and 4.46% for Class C shares,
  (ii) a 5.00% annual return and (iii)
  redemption at the end of each time
  period:
    Class A.............................    $83      $154       $228       $420
    Class B.............................    $84      $164       $239       $440*
    Class C.............................    $55      $135       $226       $458
You would pay the following expenses on
  the same $1,000 investment assuming no
  redemption at the end of each time
  period:
    Class A.............................    $83      $154       $228       $420
    Class B.............................    $44      $134       $224       $440*
    Class C.............................    $45      $135       $226       $458


------------------------------------------------------------------------------

* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                CLASS A SHARES                                CLASS B SHARES
                                          -----------------------------------------------------------   ---------------------------
                                                                                        MAY 16, 1994
                                                                                       (COMMENCEMENT
                                              YEAR           YEAR           YEAR       OF INVESTMENT        YEAR           YEAR
                                             ENDED          ENDED          ENDED       OPERATIONS) TO      ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                              1997         1996(C)          1995            1994            1997         1996(C)
                                          ------------   ------------   ------------   --------------   ------------   ------------
Net Asset Value,
 Beginning of the Period................    $10.530        $ 10.15        $  9.19         $  9.44         $10.379        $  10.10
                                            -------        -------        -------         -------         -------        --------
 Net Investment Income/Loss.............     (0.088)           -0-            .08             .10           (.146)          (.106)
Net Realized and Unrealized Gain/Loss...      1.014          1.242         1.1375          (.2475)           .972           1.247
                                            -------        -------        -------         -------         -------        --------
Total from Investment Operations........       .926          1.242         1.2175          (.1475)           .826           1.141
                                            -------        -------        -------         -------         -------        --------
Less:
 Distributions from and in Excess of Net
   Investment Income....................        -0-            -0-          .0775            .075             -0-             -0-
 Distributions from and in Excess of Net
   Realized Gain........................      1.294           .862          .1800           .0275           1.294            .862
                                            -------        -------        -------         -------         -------        --------
Total Distributions.....................      1.294           .862          .2575           .1025           1.294            .862
                                            -------        -------        -------         -------         -------        --------
Net Asset Value, End of the Period......    $10.162        $10.530        $ 10.15         $  9.19         $ 9.911        $ 10.379
                                            =======        =======        =======         =======         =======        ========
Total Return*(a)........................      8.94%         12.44%         13.30%          (1.57%)**        8.10%          11.51%
Net Assets at End of the Period (In
 millions)..............................    $  11.2        $   8.5        $  15.5         $  11.5         $  10.0        $    9.9
Ratio of Expenses to Average Net
 Assets*................................      3.66%          2.87%          2.79%           2.75%           4.42%           3.76%
Ratio of Net Investment Income/Loss to
 Average Net Assets*....................      (.67%)          .00%           .81%           1.54%          (1.45%)         (1.01%)
Portfolio Turnover......................       231%            91%           135%             50%**          231%             91%
Average Commission Paid Per Equity Share
 Traded(b)..............................    $ .0606        $ .0214             --              --         $ .0606        $  .0214

                                                 CLASS B SHARES
                                          -----------------------------
                                                          MAY 16, 1994
                                                         (COMMENCEMENT
                                              YEAR       OF INVESTMENT
                                             ENDED       OPERATIONS) TO
                                          DECEMBER 31,    DECEMBER 31,
                                              1995            1994
                                          ------------   --------------
Net Asset Value,
 Beginning of the Period................    $  9.17         $  9.44
                                            -------         -------
 Net Investment Income/Loss.............       (.01)            .01
Net Realized and Unrealized Gain/Loss...     1.1375          (.2065)
                                            -------         -------
Total from Investment Operations........     1.1275          (.1965)
                                            -------         -------
Less:
 Distributions from and in Excess of Net
   Investment Income....................      .0175            .046
 Distributions from and in Excess of Net
   Realized Gain........................      .1800           .0275
                                            -------         -------
Total Distributions.....................      .1975           .0735
                                            -------         -------
Net Asset Value, End of the Period......    $ 10.10         $  9.17
                                            =======         =======
Total Return*(a)........................     12.31%          (2.09%)**
Net Assets at End of the Period (In
 millions)..............................    $   8.1         $   7.4
Ratio of Expenses to Average Net
 Assets*................................      3.73%           3.92%
Ratio of Net Investment Income/Loss to
 Average Net Assets*....................      (.09%)           .13%
Portfolio Turnover......................       135%             50%**
Average Commission Paid Per Equity Share
 Traded(b)..............................         --              --

                                                                CLASS C SHARES
                                          -----------------------------------------------------------
                                                                                        MAY 16, 1994
                                                                                       (COMMENCEMENT
                                              YEAR           YEAR           YEAR       OF INVESTMENT
                                             ENDED          ENDED          ENDED       OPERATIONS) TO
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                              1997         1996(C)          1995            1994
                                          ------------   ------------   ------------   --------------
Net Asset Value,
 Beginning of the Period................    $10.395        $  10.12       $  9.20         $  9.44
                                            -------        --------       -------         -------
 Net Investment Income/Loss.............     (0.139)          (.104)         (.02)            .05
Net Realized and Unrealized Gain/Loss...       .965           1.241        1.1375          (.2165)
                                            -------        --------       -------         -------
Total from Investment Operations........       .826           1.137        1.1175          (.1665)
                                            -------        --------       -------         -------
Less:
 Distributions from and in Excess of Net
   Investment Income....................        -0-             -0-         .0175            .046
 Distributions from and in Excess of Net
   Realized Gain........................      1.294            .862         .1800           .0275
                                            -------        --------       -------         -------
Total Distributions.....................      1.294            .862         .1975           .0735
                                            -------        --------       -------         -------
Net Asset Value, End of the Period......    $ 9.927        $ 10.395       $ 10.12         $  9.20
                                            =======        ========       =======         =======
Total Return*(a)........................      8.09%          11.49%        12.16%          (1.77%)**
Net Assets at End of the Period (In
 millions)..............................    $   1.7        $    1.7       $   1.9         $   1.3
Ratio of Expenses to Average Net
 Assets*................................      4.46%           3.78%         3.79%           3.36%
Ratio of Net Investment Income/Loss to
 Average Net Assets*....................     (1.50%)          (.99%)        (.18%)           .80%
Portfolio Turnover......................       231%             91%          135%             50%**
Average Commission Paid Per Equity Share
 Traded(b)..............................    $ .0606        $  .0214            --              --


*If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
 Assets.................................        N/A          3.17%          3.68%           2.76%            N/A           4.06%
Ratio of Net Investment Income/Loss to
 Average Net Assets.....................        N/A          (.30%)         (.07%)          1.53%            N/A          (1.30%)

Ratio of Expenses to Average Net
 Assets.................................      4.61%           3.93%            N/A           4.07%         4.67%           3.38%
Ratio of Net Investment Income/Loss to
 Average Net Assets.....................      (.97%)           .12%            N/A          (1.28%)       (1.06%)           .78%


---------------
** Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.

N/A Not Applicable

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  The Fund is a non-diversified, open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
------------------------------------------------------------------------------

  GENERAL. The investment objective of the Fund is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. Total return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The Adviser and the Subadviser may vary the composition of the Fund from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security. Accordingly, the Fund may, at any given time, be substantially invested in equity or debt securities. At least 65% of the Fund's total assets will be invested in securities of issuers located in at least three countries including the United States and at least 25% of the Fund's assets will be maintained in debt securities. Achieving the Fund's investment objective depends on management's abilities to assess the effect of economic and market trends on different sectors of the market. There can be no assurances that the investment objective of the Fund will be achieved. Because of the managed approach of the Fund, portfolio turnover of the Fund may be greater than portfolio turnover of other mutual funds resulting in increased brokerage charges to the Fund.

  The Adviser, subject to the direction of the Fund's Trustees, provides the Fund with an overall investment program consistent with the Fund's objective and policies. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis provided by the Adviser and the Subadviser of trends and developments affecting such markets and securities. The Adviser and the Subadviser are sometimes referred to herein collectively as the "Advisers."

  The Advisers utilize a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual security selection. This approach reflects the Advisers' philosophy for this Fund that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.



  The Advisers determine country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities. The Fund currently intends to invest in some or all of the following countries:
Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.



  By analyzing a variety of macroeconomic and political factors, the Advisers develop fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Advisers believe to be a fair value for the securities market of each country. Discrepancies between actual value and fair value, as determined by the Advisers, provide an expected return for each securities market. The expected return is adjusted by currency return expectations derived from the Advisers' purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.



  Within a particular country, common stock investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Advisers may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund.



  The investment objective and policies, the percentage limitations, and the types of securities in which the Fund may invest generally are not fundamental policies and may be changed by the Trustees, unless expressly governed by certain limitations as described under "Investment Practices -- Investment Restrictions" which can be changed only by action of the shareholders. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. For additional information regarding the investment practices of the Fund see "Investment Practices."


  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.


  EQUITY AND DEBT SECURITIES. Equity securities in which the Fund may invest include common stocks, preferred stocks and warrants or options to acquire such securities.



  Debt securities in which the Fund may invest include government securities and high quality debt securities of U.S. and foreign corporations. Government securities include debt securities issued or guaranteed by the United States or foreign governments or their agencies, authorities or instrumentalities. Securities of any one issuer (other than the United States government) will represent no more than 25% of the Fund's total assets. The Fund may purchase securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit).


  The Fund may invest in debt obligations of supranational lending entities organized or supported by several national governments. Supranational entities in which the Fund may invest include, without limitation, the following:
International Bank for Reconstruction and Development (World Bank), established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development in its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East. The Fund may from time to time invest up to 25% of its total assets in these and other supranational entities.

  The Fund limits its purchases of debt securities to high quality obligations. For debt obligations other than commercial paper, this includes securities that are rated Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or AA- or better by Standard & Poor's Ratings Group ("S&P"), or that are not rated but considered by the Advisers to be of equivalent quality. A description of the Moody's and S&P ratings is included in the Statement of Additional Information.


  DEPOSITARY RECEIPTS. The Fund may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities are not necessarily denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements.


  CURRENCY EFFECTS. The Fund may invest in securities denominated in United States dollars and one or more foreign currencies. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Advisers' assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Advisers in determining whether to increase or decrease the emphasis placed upon a particular type of security within the Fund's investment portfolio.

  The returns available from securities denominated in foreign currencies can be adversely affected by changes in exchange rates. The Advisers believe that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against changes in the United States dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the United States dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a foreign currency contract, or by a cross-hedge involving a forward currency contract, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. The Advisers believe that hedges and cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the United States dollar against foreign currencies. A hedge or cross-hedge cannot protect completely against exchange rate risks, and if the Advisers are incorrect in their judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.


  TEMPORARY SHORT-TERM INVESTMENTS. The Fund's policy generally is to invest in a globally diversified portfolio of equity and longer term debt securities. In the interest of preserving shareholders' capital and consistent with the Fund's investment objective, however, the Advisers may employ a temporary defensive investment strategy if they determine that such a strategy is warranted. Under a defensive strategy, the Fund may hold cash (United States dollars or foreign currencies) or invest any portion or all of its assets in high quality money market instruments. It is impossible to predict when or for how long the Fund will employ defensive strategies. Money market instruments in which the Fund may invest include, but are not limited to, the following instruments of United States or foreign issuers: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. The Fund will purchase commercial paper only if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated, is considered by the Advisers to be of equivalent quality. In addition, for temporary defensive reasons, such as during a time of international political or economic uncertainty, most or all of the Fund's investments may be made in the United States and denominated in United States dollars.


------------------------------------------------------------------------------
RISK FACTORS
------------------------------------------------------------------------------

  FOREIGN SECURITIES AND CURRENCIES. Investing in securities issued by foreign corporations and governments involves risks not typically associated with investing in obligations issued by domestic corporations and the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. Costs are incurred in connection with conversions between currencies. In addition, foreign brokerage commissions and dealer mark-ups are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods. Furthermore, issuers of foreign common stocks are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Foreign custodial costs relating to the Fund's portfolio securities may be higher than domestic custodial costs.



  NON-DIVERSIFICATION. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Tax Status." In order to qualify, among other requirements, the Fund will limit its investments so that, at the close of each calendar quarter, (i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. Government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. Government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. For purposes of the Fund's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower, will be deemed issuers of the loan participation for tax diversification purposes. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.


  YEAR 2000. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisers and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Advisers are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact upon the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.


------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will not invest more than 15% of its net assets in securities subject to repurchase agreements that do not mature within seven days and in any other illiquid securities. In the event of the bankruptcy of the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities, and the Fund could incur a loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights. See the Statement of Additional Information.


  For the purpose of investing in repurchase agreements, the Adviser aggregates the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Advisers are responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The debt securities in the Fund's portfolio generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States. The Advisers are authorized to place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Advisers or the Distributor and with brokerage firms participating in the distribution of shares of the Fund if they reasonably believe that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Advisers are authorized to pay higher commissions to brokerage firms that provide them with investment and research information than to firms which do not provide such services if the Advisers determine that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Advisers in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  PORTFOLIO TURNOVER. The Fund may experience a high rate of portfolio turnover which may vary from year to year with respect to both its equity and debt securities. The rate of portfolio turnover is not a limiting factor when the Advisers deem it desirable to purchase or sell securities or to engage in transactions in options, futures contracts and options on futures contracts. A 100% turnover rate would occur, for example, if all the securities held by the Fund were replaced in a period of one year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may result in realization of short-term capital gains if securities are held for one year or less, which may be subject to applicable income taxes. See "Tax Status." Although no assurance can be given with respect to future portfolio turnover rates, it is anticipated that the Fund's rate of portfolio turnover with respect to either its debt or equity securities will not generally exceed 400%, with the rate of portfolio turnover tending to be higher with respect to debt securities.

  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. The Advisers believe the risk of loss on such transactions is slight, because, if a borrower were to default for any reason, the collateral should satisfy the obligation. See the Statement of Additional Information.


  RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in restricted securities and other illiquid assets. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933, as amended ("1933 Act"), and are thus subject to restrictions on resale. Excluded from the limitation, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the 1933 Act and which have been determined to be liquid by the Trustees or by the Advisers pursuant to Trustee-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. The Trustees will carefully monitor the Fund's investment in Rule 144A securities focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. These difficulties and delays could result in the Fund's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Fund impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Also excluded from this limitation on restricted securities are securities purchased by the Fund issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales.

  The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.


  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any stock index or index of United States Government securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges. These investment techniques are used to hedge against anticipated future changes in market values or interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. See the Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

  OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies to increase the Fund's gross income and for the purpose of protecting against declines in the United States dollar value of foreign currency denominated portfolio securities and against increases in the United States dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund are traded on United States and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

See the Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

  OPTIONS ON PORTFOLIO SECURITIES. The Fund may write call options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. Generally, the Fund expects that options written by it will be conducted on recognized securities exchanges. There is no fixed limit on the percentage of the Fund's assets upon which options may be written.


  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing in illiquid securities.


  The Fund will receive a premium (less any commissions) from the writing of such contracts, consistent with the Fund's investment objective. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Fund believes that the writing of call options listed on an exchange or traded in the over-the-counter market, where the Fund owns the underlying security, tends to reduce such risks. The writer foregoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. See the Statement of Additional Information for more information.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Fund believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

  The Fund custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid securities are placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount to foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

  POTENTIAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The successful use of the foregoing investment techniques depends on the ability of the Fund's Advisers to forecast the markets and interest rate and currency exchange rate movements correctly. Should the markets or interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover may not be closely correlated and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund's ability to engage in options and futures transactions may be limited by tax considerations. See the Statement of Additional Information.

  FORWARD COMMITMENTS. The Fund may purchase or sell debt securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. This price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Fund may reinvest the proceeds in another Forward Commitment. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

  The Fund maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Commitment sale) with the Fund's Custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of fundamental investment restrictions that may not be changed without approval by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:

  1. Purchase any security (other than obligations of the United States Government, its agencies or instrumentalities) if more than 25% of its total assets (taken at current value) would be invested in a single industry except that, if the value of debt securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to debt securities issued by government or political subdivisions because such issuers are not members of any industry, the Fund does not intend to invest more that 25% of its total assets in debt securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities).

  2. Borrow money, except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

  3. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, banker's acceptances, certificates of deposit and similar evidence of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.
------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 50 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter &

Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser (the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group, Inc. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At December 31, 1997, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control)
totaling approximately $    billion. The Subadviser emphasizes a global
investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong, Milan and Sydney. The Subadviser also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.


  ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign markets. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

This fee is higher than that charged by most other mutual funds but the Fund's Trustees believe it is justified by the special international nature of the Fund and its asset allocation features and it is not necessarily higher than the fees charged by certain mutual funds with an investment objective and investment policies similar to those of the Fund. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.


  From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.


  The Adviser may utilize at its own expense credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.")



  PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund, the Adviser, the Subadviser and their respective employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. Barton M. Biggs, Madhav Dhar, Francine J. Bovich and Ann
D. Thivierge assumed the primary responsibility for the day-to-day management of equity portion the Fund's portfolio on April 1, 1997.


  Since 1980, Mr. Biggs has been Chairman and a director of the Subadviser, and a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated since 1975. Mr. Biggs is a director of Morgan Stanley Group, Inc. and a director and chairman of other investment companies of the Subadviser. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

  Mr. Dhar is Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has been with the Subadviser since 1984. Mr. Dhar is a co-head of the Subadviser's emerging markets group, and has been involved in the launching of the Subadviser's country funds. Mr. Dhar holds a B.S. from St. Stephens College in Delhi University (India) and an M.B.A. from Carnegie-Mellon University.

  Ms. Bovich has been with the Subadviser since 1993. She is responsible for portfolio management and communication of the Subadviser's asset allocation strategy to institutional investor clients. Prior to 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. Prior to that, Ms. Bovich was a Managing Director of Citicorp Investment Management, Inc. where she was responsible for the Institutional Investment Management group. Ms. Bovich holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

  Ms. Thivierge is a Principal of the Subadviser. She is a member of MSAM asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Ms. Thivierge has been with the Subadviser since 1986. Prior to 1986, Ms. Thivierge was with Edgewood Management Company. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

  The Subadviser has employed J. David Germany, Michael B. Kushma, Paul E. O'Brien and Robert M. Smith to manage the fixed income portion of the Fund's portfolio.

  J. David Germany joined the Subadviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System -- Division of International Finance from 1983 through 1987. He holds a A.B. degree (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.

  Michael B. Kushma, a Principal at Morgan Stanley & Co. Incorporated, joined the firm in 1987. He was a member of Morgan Stanley & Co. Incorporated's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Subadviser in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983.

  Paul F. O'Brien joined the Subadviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.


  Robert Smith, a Principal of Morgan Stanley & Co. Incorporated, joined the Subadviser in June 1994 and has had or shared primary responsibility for managing the Morgan Stanley Global Fixed Income Fund's assets since July 1994. Prior to joining the Subadviser he spent eight years as Senior Portfolio Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State University and holds a Chartered Financial Analyst
(CFA) designation.


------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------

  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on certain redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased. The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption

"Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

GENERAL

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The terms "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.

  Shares are offered at the next determined net asset value per share, plus a front-end or deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


  Equity securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted equity securities and listed equity securities for which the last sales price is not available are valued at the most recent bid price. The net asset value of debt securities is computed by (i) valuing long-term debt obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type, however, when the Advisers deem it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, (ii) valuing short-term debt obligations with remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, using the prices for securities of comparable maturity, quality and type, and
(iii) valuing short-term debt securities with 60 days or less remaining to maturity by amortizing such securities to maturity based on their cost to the Fund. Options and futures contracts and options on futures contracts which are traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Over-the-counter options are valued at the average of the last bid prices obtained from dealers. Any other assets will be valued at fair value as determined in good faith by the Adviser based on procedures approved by the Trustees of the Fund.


  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fee and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after acceptance by ACCESS.


  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.



  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth herein.

SALES CHARGE TABLE

                                                                          REALLOWED
                                           AS % OF        AS % OF        TO DEALERS
                SIZE OF                    OFFERING     NET AMOUNT       (AS A % OF
               INVESTMENT                   PRICE        INVESTED      OFFERING PRICE)
--------------------------------------------------------------------------------------
Less than $100,000......................    4.75%          4.99%           4.25%
$100,000 but less than $250,000.........    3.75%          3.90%           3.25%
$250,000 but less than $500,000.........    2.75%          2.83%           2.25%
$500,000 but less than $1,000,000.......    2.00%          2.04%           1.75%
$1,000,000 or more*.....................      *              *               *
--------------------------------------------------------------------------------------

  * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described herein, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the 1933 Act.


  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretation of federal law expressed herein and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors or their authorized dealers must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealers or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a thirteen-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a thirteen-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the thirteen-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value, and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.


  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees, provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested over a twelve month period.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                                   CONTINGENT DEFERRED SALES CHARGE
                                                          AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                DOLLAR AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------------------------------
First............................................               4.00%
Second...........................................               4.00%
Third............................................               3.00%
Fourth...........................................               2.50%
Fifth............................................               1.50%
Sixth............................................                None

------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five year period.


  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to buy Class A shares.

  In determining whether a CDSC is applicable to a redemption it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year or shares acquired pursuant to reinvestment of dividends or distributions.


  A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commissions or transaction fee is paid to authorized dealers at the time of purchase of such shares, and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investments in its shares at little or no extra cost to the investor. Below is a description of such services.


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in certain of the Participating Funds will receive quarterly statements from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date. Unless the shareholder instructs ACCESS otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911, ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any other Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of the Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing Class B shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.



  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.



  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the Internet. Please refer to our web site at www.vkac.com for further instruction. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares or Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as IRA custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.



  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received in proper form. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to fifteen days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege a shareholder must complete the appropriate section of the application accompanying this

Prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. ACCESS will record any calls. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.



  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $666,494 and $29,521 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 6.63% and 1.71% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.


  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Dividends from net investment income (including stocks, interest earned from other investments and net short-term capital gains, but not net capital gains) are the Fund's main source of income. Substantially all of this income, less expenses, is distributed annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."

  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund at least annually distributes to shareholders its net capital gains, which are the excess of the Fund's net long-term capital gains, if any on the sale of securities during the year over its net short-term capital losses on the sale of securities, including capital losses carried forward from prior years in accordance with tax laws ("capital gain distributions"). As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder elects otherwise. See "Shareholder
Services -- Reinvestment Plan."
------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION OF THE FUND. The Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.



  As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.


  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied. Fund distributions will not qualify for the dividends received deduction for corporations, except to the extent the Fund receives dividends from domestic corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.


  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible to, and may, file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their United States income tax returns as gross income, and (ii) treat such respective pro rata portions as taxes paid by them. Shareholders will be entitled, subject to certain limitations, to either deduct their respective pro rata portions of such foreign taxes in computing their taxable incomes or use them as foreign tax credits against their United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the rules described above depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.


  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum net capital gains tax rate for corporations remains at 35%. The tax rates for capital gains described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain distributions received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time, the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for a one year period or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.

  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


  Total return is calculated separately for Class A shares, Class B shares and Class C shares. Class A shares total return figures include the maximum sales charge of 4.75%; Class B shares and Class C shares total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average Index, Standard & Poor's, or NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


  The Fund's Annual Report and Semi-Annual Report contains additional performance information. A copy of the Annual Report and Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.


------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund was originally incorporated in Maryland on November 24, 1993. The Fund was reorganized as a business trust under the laws of the State of Delaware as of August 5, 1995 and adopted its current name as of that time. The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust. Shares issued by the Fund are fully paid, non-assessable and, except as described herein, have no preemptive or conversion rights.

  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of certain shares into Class A shares as described herein. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.

  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.

  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

  Shareholder inquiries should be directed to the Van Kampen American Capital Global Managed Assets Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn: Correspondence.

  For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information, dial (800) 847-2424. For inquiries through Telecommunications Device for the Deaf (TDD) dial (800) 421-2833.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424
VAN KAMPEN AMERICAN CAPITAL

GLOBAL MANAGED ASSETS FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Subadviser

MORGAN STANLEY ASSET
MANAGEMENT INC.
1221 Avenue of the Americas

New York, NY 10020

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
    Global Managed Assets Fund
Custodian

STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
    Global Managed Assets Fund
Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants

PRICE WATERHOUSE LLP

200 East Randolph Drive


Chicago, IL 60601

 ------------------------------------------------------------------------------

                                 GLOBAL MANAGED
                                  ASSETS FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                 APRIL 30, 1998


         ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

             VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

     Van Kampen American Capital Global Managed Assets Fund (the "Fund") is a non-diversified, open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666.

                               TABLE OF CONTENTS


General Information.........................................  B-2
Investment Policies and Techniques..........................  B-2
Options, Futures Contracts and Related Options..............  B-3
Repurchase Agreements.......................................  B-11
Loans of Portfolio Securities...............................  B-12
Investment Restrictions.....................................  B-12
Trustees and Officers.......................................  B-15
Legal Counsel...............................................  B-23
Investment Advisory Agreements..............................  B-23
Distributor.................................................  B-25
Distribution and Service Plans..............................  B-25
Transfer Agent..............................................  B-26
Portfolio Turnover..........................................  B-26
Portfolio Transactions and Brokerage........................  B-26
Determination of Net Asset Value............................  B-28
Purchase and Redemption of Shares...........................  B-28
Exchange Privilege..........................................  B-31
Tax Status of the Fund......................................  B-32
Fund Performance............................................  B-32
Other Information...........................................  B-32
Report of Independent Accountants...........................  B-33
Financial Statements........................................  B-34
Notes to Financial Statements...............................  B-55



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1998.

GENERAL INFORMATION


     The Fund was originally incorporated in Maryland on November 24, 1993 under the name American Capital Global Managed Assets Fund, Inc. As of August 5, 1995, the Fund was reorganized as a series of Van Kampen American Capital Global Managed Assets Fund (the "Trust"), a business trust organized under the laws of the State of Delaware, and adopted its current name.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including, Morgan Stanley Asset Management Inc., an investment adviser (the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     VKAC uses an investment process designed to attempt to produce consistently good short-term results, which should help lead to superior long-term performance.



     As of April 3, 1998, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                  AMOUNT OF
       NAME AND ADDRESS          OWNERSHIP AT      CLASS     PERCENTAGE
          OF HOLDER             APRIL 3, 1998    OF SHARES   OWNERSHIP
       ----------------         -------------    ---------   ----------
Van Kampen American Capital        263,782         A           24.66%
  Trust Company                    274,633         B           28.40%
  2800 Post Oak Blvd.               11,559         C            7.06%
  Houston, TX 77056

Merrill Lynch Pierce Fenner &      966,996         B            6.24%
  Smith, Inc.                      163,696         C            9.62%
  Attn: Fund Administration
  4800 Deer Lake Dr. E, 3rd
  Fl.
  Jacksonville, FL 32246-6484


     Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

INVESTMENT POLICIES AND TECHNIQUES


     The Fund's investment objective is to seek to provide total return through a managed balance of foreign and domestic equity and debt securities. The following disclosures supplement disclosures set forth in the Prospectus. Readers must refer also to the Prospectus for a complete presentation.

DESCRIPTION OF BOND RATINGS


     Moody's Investors Service, Inc. ("Moody's") rates the long-term debt securities issued by various entities from "Aaa" to "C". High quality ratings are as follows:

          Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Standard & Poor's Ratings Group ("S&P") rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. High quality ratings are as follows:

          AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

          AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

COMMERCIAL PAPER RATINGS

     Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and related options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns can be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also is likely to result in a higher portfolio turnover.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options either on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding.


     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. In addition, the Fund may purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

     The Fund will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

     The Fund may purchase either listed or over-the-counter options.


OPTIONS ON STOCK INDICES



     Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.



     Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on The Chicago Board Options Exchange, the American Stock Exchange and other exchanges. The Fund may write or purchase options which are listed on an exchange as well as options which are traded over-the-counter.


     Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following special considerations will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose.

FOREIGN CURRENCY OPTIONS

     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which the portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian.

     The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund also intends to write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

FUTURES CONTRACTS


     The Fund may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."


     The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices including any stock index or index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-related securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.


     Currently, stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Differences in the stocks included in the indexes may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a special debt security (such as a U.S. Treasury bond or notes) at a specified future time and at a specific price.


     Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range upwards of 2%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily transaction costs associated with futures transactions are lower than the transaction costs that would be incurred in the purchase and sale of the underlying securities.


     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities, currency or index underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities, currency or index underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not be closely correlated with movements in the securities, currency or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depositary and maintenance requirements. Rather than meet additional margin depositary requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction judged over a very short time frame.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Advisers' ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     The Fund will not enter into future contracts or option transactions (except for closing transactions) other than for bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.


     Additional Risks of Options and Futures Transactions. Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchange or over-the-counter.

OPTIONS ON FUTURES CONTRACTS

     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Advisers will not purchase options on futures on any exchange unless, in the Advisers' opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

FORWARD COMMITMENTS

     For each Forward Commitment purchased by the Fund, the Fund maintains a segregated account (which is marked to market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale. See the Prospectus for further information.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with domestic or foreign banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or liquid securities equal in value to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing its shares from sale in any such state.


     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

     1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

     2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of debt securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to debt securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the debt securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities).

     3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

     4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

     5. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate, including real estate investment trusts.

     6. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Fund's Trustees and which apply at the time of purchase of portfolio securities.

      1. The Fund may not make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      3. The Fund may not purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      4. The Fund may not invest in securities of other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      5. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

      6. The Fund may not invest in securities of any company if any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      7. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

      8. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


      9. The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and that portion of over-the-counter options held by the Fund required to be treated as illiquid under applicable law and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Trustees or the Adviser under Trustee-approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists. Excluded from this limitation are securities purchased by the Fund of other investment companies to the extent permitted by
         (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) on exemption or other relief from the provisions of the 1940 Act.


     The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of VKAC. Chairman and a Director
2800 Post Oak Blvd.                         of the Advisers and the Distributor. Chairman and a
Houston, TX 77056                           Director of ACCESS. Director or officer of certain other
Date of Birth: 10/19/39                     subsidiaries of VKAC. Chairman of the Board of Governors
                                            and the Executive Committee of the Investment Company
                                            Institute. Prior to November 1996, President, Chief
                                            Executive Officer and a Director of VKAC Holding.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and other funds advised by the Advisers or Van Kampen
                                            American Capital Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management, Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management,
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex, and other open-end and closed-end funds
                                            advised by the Advisers or Van Kampen American Capital
                                            Management, Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.

Nicholas Dalmaso............  Assistant Secretary           Associate General Counsel and Assistant
  Date of Birth: 03/01/65                                   Secretary of VKAC. Vice President,
                                                            Associate General Counsel and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            Van Kampen American Capital Advisors, Inc.
                                                            and Van Kampen American Capital Management,
                                                            Inc. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Vice President and a Senior Attorney of
  Date of Birth: 11/15/63                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            ACCESS, Van Kampen American Capital
                                                            Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.
Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or their affiliates.
Steven M. Hill..............  Assistant Treasurer           Vice President of the Advisers. Assistant
  Date of Birth: 10/16/64                                   Treasurer of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.
Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of the Advisers, the Distributor, ACCESS, Van Kampen American Capital or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                   $840                   $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                    840                     3,141               60,000             111,197
R. Craig Kennedy*           1995                    840                     2,229               60,000             111,197
Jack E. Nelson*             1995                    840                    15,820               60,000             104,322
Jerome L. Robinson          1995                    840                    32,020               15,750             107,947
Phillip B. Rooney*          1997                    630                         0               60,000              74,697
Dr. Fernando Sisto*         1973                    840                    60,208               60,000             111,197
Wayne W. Whalen*            1995                    840                    10,788               60,000             111,197


---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.


(1) Mr. Robinson is not designated by an asterisk because he is currently not a member of the Board of Trustees, but was a member of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended December 31, 1997: Mr. Branagan, $840; Ms. Heagy, $840; Mr. Kennedy, $420; Mr. Nelson, $840; Mr. Robinson, $840; Mr. Rooney, $420; Dr. Sisto, $420; and Mr. Whalen, $840. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated

    Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 1997 is as follows: Mr. Branagan, $1,315; Dr. Caruso, $1,223; Mr. Gaughan, $267; Ms. Heagy, $2,019; Mr. Kennedy, $1,295; Mr. Miller, $1,307; Mr. Nelson, $2,417; Mr. Rees, $205; Mr.
    Robinson, $2,353; Mr. Rooney, $424; Dr. Sisto, $1,409; and Mr. Whalen, $2,415. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since such his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



     As of April 4, 1998, the trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding shares.



LEGAL COUNSEL


     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENTS


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser obtains and evaluates economic, statistical, and financial information to formulate and implement investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary.

     The Adviser has entered into a subadvisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser will be primarily responsible for recommending the allocation of investments among various international markets and currencies; recommendation and selection of particular securities in the international markets; and placement of portfolio transactions in the foreign markets. The Adviser and Subadviser are hereinafter sometimes referred to as the "Advisers."


     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of a Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the company Fund for any actions or omissions if it acted in good faith without negligence or misconduct.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed on average daily net assets of the Fund at the annual rate of 1.00% of the average daily net assets of the Fund. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser.


     The Fund's average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any direct or indirect majority-owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any direct or indirect majority-owned subsidiary of VK/AC Holding, Inc. to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitations applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' written notice.


     During the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser received $27,072, $250,405 and $225,799 respectively, in advisory fees from the Fund. For such periods the Fund paid $29,687, $29,574 and $21,458 respectively, for accounting services. A substantial portion of these amounts was paid to the

Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sales of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Funds.



                                                                                        DEALER REALLOWANCES
                                                                          AMOUNTS           RECEIVED BY
                                                  TOTAL UNDERWRITING      RETAINED       ADVANTAGE CAPITAL
                                                     COMMISSIONS       BY DISTRIBUTOR       CORPORATION
                                                  ------------------   --------------   -------------------
Fiscal Year Ended December 31, 1995.............       $49,245            $15,161             $96,613
Fiscal Year Ended December 31, 1996.............       $51,459            $ 3,550                 N/A
Fiscal Year Ended December 31, 1997.............       $45,169            $ 3,483                 N/A



DISTRIBUTION AND SERVICE PLANS


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class A shares were $19,053 or 0.25%, of the Class A shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Class B Plan were $98,827 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: 72,308 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $26,519 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $15,440 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$5,300 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $10,140 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.



     The Distributor has entered into agreements with Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the Merrill Program including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     During the fiscal years ended December 31, 1995, 1996 and 1997, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees, determined on a cost plus profit basis, aggregating $131,969, $106,078 and 99,444 respectively, for these services. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.


PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. Securities which mature in one year or less at the time of acquisition are not included in this computation. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate for prior years is shown under "Financial Highlights" in the Prospectus. The annual turnover rate is expected to exceed 100%, which is higher than that of many other investment companies. A 100% turnover rate would occur if all the Fund's portfolio securities were replaced during one year.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisers are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Advisers to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the Advisers seek the best security price at the most favorable commission rate. In selecting broker-dealers and in negotiating commissions, the Advisers consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Advisers.

     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Advisers may consider sales of shares of the Fund and of the other Van Kampen American Capital mutual funds as a factor in the selection of firms to execute portfolio transactions for the Fund.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).


     Pursuant to provisions of the Advisory Agreement and the Subadvisory Agreement, the Fund's Trustees have authorized the Advisers to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Advisers. The Advisers are of the opinion that the continued receipt of supplemental investment research services from dealers is essential to its provision of high quality portfolio management services to the Fund. The Advisers undertake that such higher commissions will not be paid by the Fund unless (a) the Advisers determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisers' overall responsibilities with respect to the accounts as to which they exercise investment discretion,
(b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Advisers, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisers' receipt of research services.


     The Advisers place portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisers in servicing all of its accounts; not all of such services may be used by the Advisers in connection with the Fund. In the opinion of the Advisers, the benefits from research services to each of the accounts (including the Fund) managed by the Advisers cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Advisers, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.


     The Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Advisers are the relative net assets, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became as affiliate of the Adviser. Effective May 31, 1997, Dean Witter & Co. ("Dean Witter") become an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction. The Fund paid the following commissions to these brokers during the periods shown:



                                                                           MORGAN      DEAN
                                                                BROKERS    STANLEY    WITTER
                                                                -------    -------    ------
Commission Paid:
  Fiscal 1995...............................................     93,024    $1,620         0
  Fiscal 1996...............................................     94,286    $1,981      $ 30
  Fiscal 1997...............................................     41,941    $    0      $  0
Fiscal 1997 Percentages:
  Commissions with affiliates to total commissions..........        N/A         0%        0%
  Value of brokerage transactions with affiliates to total
     brokerage transactions.................................        N/A         0%        0%


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.


     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Adviser based on procedures approved by the Trustees.


     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


INVESTMENTS BY MAIL


     A shareholder investment account may be opened by completing the application accompanying this prospectus and forwarding the application, through the authorized dealer, to ACCESS, at P.O. Box 419319, Kansas City, Missouri 64141-6319. The account is opened only upon acceptance of the application by the shareholder service agent. The minimum initial investment of at least $500 per class of shares, in the form of a check payable to the Fund, must accompany the application. This minimum may be waived by the Distributor for plans involving continuing investments. Minimum subsequent investments of at least $25 per class of shares may be mailed directly to ACCESS. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by ACCESS. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by ACCESS to the investor's authorized dealer.

     In processing applications and investments, ACCESS acts as agent for the investor and for the authorized dealer named thereon, and also as agent for the Distributor, in accordance with the terms of the Prospectus. If ACCESS ceases to act as such, a successor company named by the Fund will act in the same capacities so long as the account remains open.


LETTER OF INTENT


     Purchases of Class A shares of the Participating Funds described above under "Cumulative Purchase Discount," made pursuant to the Letter of Intent and still owned are also included in determining the applicable quantity discount. A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The effective date of a Letter of Intent may be back-dated up to 90 days in order that any investments made during this 90-day period, valued at the investor's cost, can become subject to the Letter of Intent. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding the investor in shares of the Fund the amount of excess sales charges, if any, paid during the thirteen-month period.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (d) the SEC, by order, so permits.


CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For investments in the amount of $1,000,000 or more of Class A shares of the Fund ("Qualified Purchaser"), the front-end sales charge will be waived and a contingent deferred sales charge ("CDSC -- Class A") of 1.00% is imposed in the event of redemptions within one year of the purchase. If a CDSC -- Class A is imposed upon redemption, the amount of the CDSC -- Class A will be equal to the lesser of 1.00% of the net asset value of the shares at the time of purchase or 1.00% of the net asset value of the shares at the time of redemption.

     The CDSC -- Class A will be imposed only if a Qualified Purchaser redeems an amount which causes the value of the account to fall below the total dollar amount of purchase payments made by the Qualified Purchaser without an initial sales charge during the one year period prior to the redemption. No CDSC -- Class A will be imposed on exchanges between funds. For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

     Cumulative Purchase Discounts and Letters of Intent will apply to the net asset value privilege. Also, in order to establish an amount of $1,000,000 or more, a Qualified Purchaser may aggregate shares of the Participating Funds described in the Prospectus.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     As described in the Prospectus under "Purchase of Shares," redemption of Class B shares and Class C shares may be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Death or Disability


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of death or disability, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


     (b) Redemption in Connection with Certain Distributions from Retirement
Plans

     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more of Van Kampen American Capital funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan (the "Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.


     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption



     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended December 31, 1997 was 3.72% and (ii) the three year and six and a half month period ended December 31, 1997 was 7.52%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for the (i) one year period ended December 31, 1997 was 4.28% and (ii) the three year and six and a half month period ended December 31, 1997 was 7.51%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class C shares for (i) the one year period ended December 31, 1997 was 7.13% and (ii) the three year and six and a half month period ended December 31, 1997 was 8.12%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices. Future results will be affected by changes in the general level of prices of securities available for purchase and sale by the Fund.


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Funds.


     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION

CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Fund. It is also anticipated that foreign sub-custodians will be used for certain of the Fund's investments in foreign securities. Any such sub-custodian shall be utilized pursuant to an agreement between the Custodian and the foreign sub-custodian that has been approved by the Trustees pursuant to Rule 17-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, Il. 60601, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

                       Report of Independent Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Managed Assets Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP



Chicago, Illinois
February 6, 1998

                           Portfolio of Investments

                               December 31, 1997

------------------------------------------------------------------------------------------------------
Description                                                       Shares   Market Value
------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND EQUIVALENTS 59.0%
AUSTRALIA 0.0%
Broken Hill Proprietary Co., Ltd..................................   53      $    489
Coles Myer, Ltd...................................................  278         1,333
GIO Australia Holding.............................................   42           107
M.I.M. Holdings, Ltd..............................................   16            10
                                                                              -------
                                                                                1,939
                                                                              -------
AUSTRIA 0.7%
Austrian Airlines (a).............................................  100         2,130
Bank Austria, AG..................................................  200        10,133
Bank Austria, AG..................................................  132         6,531
Bank Austria, AG, Preferred Shares................................  132         5,873
Bank Austria, AG, Preferred Shares................................  100         4,750
Bau Holding, AG...................................................  100         6,254
Boehler-Uddeholm, AG..............................................  100         5,862
EA-Generali, AG...................................................  100        26,276
Flughafen Wien, AG................................................  100         3,974
Lenzing, AG (a)...................................................  100         5,930
Mayr-Melnhof Karton, AG (a).......................................  100         5,384
Oest Brau-Beteiligungs, AG........................................  100         4,996
Oest Elektrizitats, Class A.......................................  200        21,217
OMV, AG...........................................................  100        13,854
Radex-Heraklith, AG...............................................  100         3,444
Steyr-Daimler-Puch, AG............................................  100         2,684
VA Technologie, AG................................................  100        15,184
Wienerberger Baustoffindustrie, AG................................  100        19,198
                                                                              -------
                                                                              163,674
                                                                              -------
CANADA 2.0%
Abitibi Consolidated Inc. (a).....................................  200         2,792
Alcan Aluminum, Ltd...............................................  400        11,028
Avenor, Inc.......................................................  200         2,855
Bank of Montreal..................................................  400        17,732
Bank of Nova Scotia...............................................  400        18,852
Barrick Gold Corp.................................................  700        13,054
BCE, Inc..........................................................  800        26,675

                                               See Notes to Financial Statements

                               December 31, 1997

------------------------------------------------------------------------------------------------------
Description                                                                      Shares   Market Value
------------------------------------------------------------------------------------------------------
CANADA (CONTINUED)
Bombardier, Inc., Class B.....................................................     600      $ 12,344
Cameco Corp...................................................................     100         3,247
Canadian Imperial Bank........................................................     700        21,847
Canadian Natural Resources (a)................................................     200         4,283
Canadian Occidental Petroleum.................................................     300         6,791
Canadian Pacific..............................................................     600        16,165
Cominco.......................................................................     200         3,058
Corel Corp. (a)...............................................................     200           322
Dofasco, Inc..................................................................     200         3,219
Echo Bay Mines................................................................     300           756
Gulf Canada Resource (a)......................................................     600         4,199
Imasco........................................................................     400        14,135
Imperial Oil..................................................................     300        19,313
Inco, Ltd.....................................................................     300         5,101
IPL Energy, Inc...............................................................     200         9,153
Loewen Group, Inc.............................................................     100         2,575
MacMillan Bloedel.............................................................     300         3,117
Magna International, Inc., Class A............................................     100         6,270
Moore Corp....................................................................     200         3,009
Newbridge Networks Corp. (a)..................................................     300        10,507
Noranda, Inc..................................................................     500         8,607
Norcen Energy Resources.......................................................     700         8,033
Northern Telecom..............................................................     400        35,590
Nova Corp.....................................................................   1,000         9,517
Petro.........................................................................     700         9,980
Placer Dome, Inc..............................................................     500         6,298
Potash Corporation of Saskatchewan, Inc.......................................     100         8,331
Power Corporation of Canada...................................................     200         7,166
Renaissance Energy  (a).......................................................     200         4,129
Rogers Communications, Inc., Class B  (a).....................................     300         1,448
Royal Bank of Canada..........................................................     600        31,741
Seagram Co., Ltd..............................................................     600        19,418
Talisman Energy, Inc.  (a)....................................................     300         9,184
Teck Corp., Class B...........................................................     200         3,016

                                               See Notes to Financial Statements

                               December 31, 1997

------------------------------------------------------------------------------------------------------
Description                                                                      Shares   Market Value
------------------------------------------------------------------------------------------------------
CANADA (CONTINUED)
TELUS Corp......................................................................    300      $  6,655
Thomson Corp....................................................................  1,000        27,466
TransCanada PipeLines...........................................................    600        13,393
Westcoast Energy, Inc...........................................................    300         6,928
Weston George...................................................................    100         8,537
                                                                                             --------
                                                                                              467,836
                                                                                             --------
FRANCE 3.8%
Accor, SA.......................................................................    100        18,593
Air Liquide.....................................................................    150        23,478
Alcatel Alsthom, SA.............................................................    300        38,132
AXA-UAP.........................................................................    650        50,296
Banque Nationale de Paris.......................................................    461        24,503
BIC.............................................................................    100         7,299
Carrefour, SA...................................................................    100        52,172
Casino-Guichard-Perrachon, SA...................................................    150         8,349
Compagnie de Saint Gobain.......................................................    204        28,981
Compagnie Financiere Paribas, SA................................................    225        19,552
Compagnie Generale des Eaux.....................................................    203        28,333
Compagnie Generale des Eaux (Warrants, expiring 05/01/02) (a)...................    200           136
Elf Aquitaine, SA...............................................................    600        69,785
France Telecom, SA (a)..........................................................  1,500        54,407
Groupe Danone...................................................................    200        35,723
Havas, SA.......................................................................    153        11,007
L'Oreal.........................................................................    150        58,694
Lafarge, SA.....................................................................    250        16,404
Legrand, SA.....................................................................     50         9,961
LVMH (Moet Hennessy Louis Vuitton) (a)..........................................    200        33,198
Michelin (CGDE), Class B........................................................    404        20,339
Peugeot Citroen.................................................................    150        18,917
Pinault-Printemps-Redoute, SA...................................................     50        26,676
Promodes........................................................................     50        20,744
Rhone-Poulenc, SA...............................................................    714        31,984
Sanofi, SA......................................................................    200        22,265
Schneider, SA...................................................................    300        16,290

                                               See Notes to Financial Statements

                               December 31,1997

-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
FRANCE (CONTINUED)
SEFIMEG (Societe Francaise d'Investissements Immobiliers et de Gestion).........    100   $     4,985
Societe Generale................................................................    206        28,067
Suez Lyonnaise des Eaux.........................................................    296        32,755
Thomson CSF.....................................................................    300         9,456
Total, SA, Class B..............................................................    500        54,415
                                                                                          -----------
                                                                                              875,896
                                                                                          -----------
GERMANY 3.5%
AGIV, AG (a)....................................................................    100         1,890
Allianz, AG.....................................................................    400       103,616
BASF, AG........................................................................  1,000        35,437
Bayer Hypotheken Bank, AG.......................................................    450        21,963
Bayer Vereinsbank, AG...........................................................    300        19,628
Bayer, AG.......................................................................  1,200        44,826
Daimler-Benz, AG................................................................    800        56,122
Deutsche Bank, AG...............................................................    850        60,007
Deutsche Telekom, AG............................................................  3,400        63,976
Dresdner Bank, AG...............................................................    750        34,604
Hochtief, AG....................................................................    200         7,893
Linde, AG.......................................................................     50        30,518
Mannesmann, AG..................................................................     50        25,265
Merck KGaA......................................................................    250         8,130
Metro...........................................................................    150         5,378
Preussag, AG....................................................................     50        15,259
RWE, AG.........................................................................    550        29,503
RWE, AG, Preferred Shares.......................................................    400        16,899
SAP, AG.........................................................................    100        30,379
SAP, AG, Preferred Shares.......................................................     50        16,357
Schering, AG....................................................................    150        14,467
Siemens, AG.....................................................................    950        56,241
Thyssen, AG.....................................................................     50        10,701
Veba, AG........................................................................    750        51,071
Viag, AG........................................................................     50        26,932
Volkswagen, AG..................................................................     50        28,128
                                                                                          -----------
                                                                                              815,190
                                                                                          -----------

                                              See Notes to Financial Statements

                               December 31,1997

------------------------------------------------------------------------------
Description                                               Shares  Market Value
------------------------------------------------------------------------------
HONG KONG 0.0%
Hong Kong Land Holding..................................   1,264    $    2,427
                                                                    ----------

ITALY 2.6%
Assicurazioni Generali..................................   2,500        61,405
Banca Commerciale Italiana..............................   4,000        13,906
Banco Ambrosiano Veneto, SpA............................   1,000         3,827
Credito Italiano........................................   5,000        15,418
Edison, SpA.............................................   2,000        12,097
Ente Nazionale Idrocarburi, SpA.........................  21,000       119,067
Fiat, SpA...............................................   9,200        26,758
Fiat, Di Risp, SpA......................................   2,300         3,803
Fiat, Priv, SpA.........................................   2,400         3,663
Instituto Bancario San Paolo............................   2,500        23,884
Instituto Mobiliare Italiano............................   1,500        17,807
Instituto Nazionale delle Assicurazioni (INA)...........  10,000        20,266
Italcementi, SpA........................................   1,000         6,970
Italgas, SpA............................................   2,000         8,253
Mediaset, SpA...........................................   3,000        14,737
Mediobanca, SpA.........................................   1,000         7,852
Montedison, SpA (a).....................................  10,000         8,982
Olivetti & C., SpA (a)..................................   8,000         4,834
Parmalat Finanziara, SpA  (a)...........................   5,000         7,151
Pirelli, SpA............................................   5,000        13,369
Rinascente, SpA.........................................   1,000         7,462
Riunione Adriatica di Sicurta, SpA......................     750         7,356
Sirti, SpA..............................................   1,000         6,049
Telecom Italia Mob, SpA.................................  17,500        80,773
Telecom Italia Mob, Di Risp, SpA........................   2,500         7,109
Telecom Italia, SpA.....................................  12,500        79,847
Telecom Italia, Di Risp, SpA............................   2,906        12,813
                                                                    ----------
                                                                       595,458
                                                                    ----------

JAPAN 6.5%
Ajinomoto Co., Inc......................................   2,000        19,453
Aoyama Trading Co.......................................     100         1,784
Asahi Bank, Ltd. (a)....................................     900         3,653

                                               See Notes to Financial Statements

                               December 31,1997

--------------------------------------------------------------------------------
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
JAPAN (CONTINUED)

Asahi Chemical Industry Co..............................     5,800    $   19,634
Asahi Glass Co..........................................     2,800        13,296
Bank of Tokyo...........................................     2,200        30,329
Bridgestone Corp........................................     2,000        43,348
Dai Nippon Printing.....................................     2,800        52,539
Daiei, Inc. (a).........................................     1,000         4,136
Daiwa House Industries..................................     1,000         5,285
Daiwa Securities........................................       400         1,379
Denso Corp..............................................     1,000        17,998
Ebara Corp..............................................     1,000        10,569
Fanuc...................................................       600        22,700
Fuji Bank...............................................       600         2,426
Fuji Photo Film Co......................................     1,000        38,294
Fujitsu (a).............................................     3,000        32,167
Hitachi.................................................     2,800        19,943
Honda Motor Co..........................................     1,000        36,685
Japan Air Lines Co. (a).................................     3,000         8,157
Japan Energy Corp.......................................     2,000         1,884
Jusco Co................................................     1,000        14,092
Kajima Corp.............................................     2,000         5,039
Kansai Electric Power...................................     1,700        28,774
Kao Corp................................................     2,000        28,797
Kawasaki Steel Corp.....................................     1,000         1,363
Kirin Brewery Co........................................     2,800        20,372
Kubota Corp.............................................     5,800        15,281
Kumagai Gumi Co.........................................     1,000           544
Kyocera Corp............................................       400        18,136
Marubeni Corp...........................................     6,800        11,926
Marui Co................................................     1,000        15,547
Matsushita Electric Industries..........................     3,000        43,884
Mitsubishi Chemical.....................................     4,800         6,874
Mitsubishi Corp.........................................     2,000        15,777
Mitsubishi Electric Corp................................     3,800         9,720
Mitsubishi Estate.......................................       800         8,700


                                               See Notes to Financial Statements

                               December 31, 1997

-------------------------------------------------------------------------------
Description                                                Shares  Market Value
-------------------------------------------------------------------------------
JAPAN (CONTINUED)
Mitsubishi Heavy Industries.............................    8,000   $    33,331
Mitsubishi Trust & Banking Corp.........................    1,000        10,033
Mitsui Trust & Banking Co...............................      800         1,550
Mitsukoshi..............................................    1,000         2,658
NEC Corp................................................    2,000        21,291
Nippon Express Co.......................................    2,800        13,939
Nippon Oil Co...........................................    4,000        10,324
Nippon Steel Corp.......................................    5,800         8,573
Nippon Telegraph & Telephone Corp.......................       15       128,667
Nissan Fire & Marine Insurance..........................      700         2,128
Nissan Motor Co.........................................    3,800        15,716
NKK Corp................................................    6,000         4,779
Nomura Securities.......................................    1,400        18,657
Odakyu Electric Railway.................................    5,000        21,598
Osaka Gas Co............................................    5,000        11,411
Sakura Bank.............................................    1,800         5,142
Sankyo Co...............................................    1,000        22,593
Sanyo Electric Co.......................................    4,000        10,416
Sega Enterprises........................................      200         3,615
Sekisui Chemical Co.....................................    1,000         5,078
Sekisui House...........................................    1,800        11,566
Sharp Corp..............................................    1,000         6,878
Shimizu Corp............................................    1,800         4,163
Shiseido Co.............................................    1,000        13,633
Softbank Corp...........................................      210         5,468
Sony Corp...............................................      600        53,305
Sumitomo Chemical.......................................    4,000         9,190
Sumitomo Corp...........................................    2,000        11,182
Sumitomo Metal Industries...............................    1,000         1,279
Sumitomo Metal Mining Co................................    1,000         3,293
Taisei Corp.............................................    4,800         7,867
Taisho Pharmacy Co......................................    1,000        25,504
Takeda Chemical Industries..............................    2,000        56,981
The Long-Term Credit Bank of Japan, Ltd.................    3,000         4,802

                                               See Notes to Financial Statements

                               December 31, 1997


-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)
The Sanwa Bank, Ltd..........................................................     3,000    $   30,329
Tobu Railway Co..............................................................     1,800         5,625
Tokio Marine & Fire Insurance Co.............................................     2,800        31,738
Tokyo Electric Power.........................................................     2,000        36,456
Tokyo Gas Co.................................................................     5,800        13,148
Tokyu Corp...................................................................     2,000         7,720
Toray Industries, Inc........................................................     3,000        13,441
Tostem Corp..................................................................       500         5,361
Toto.........................................................................     1,000         6,387
Toyota Motor Corp............................................................     4,800       137,489
Yamanouchi Pharmaceutical Co.................................................     1,000        21,444
Yasuda Trust & Banking (a)...................................................       700           697
                                                                                            ---------
                                                                                            1,506,930
                                                                                            ---------

NETHERLANDS 1.1%
ABN Amro Holdings, NV........................................................     1,235        24,059
Ahold Koninklijke, NV........................................................       309         8,061
Akzo Nobel, NV...............................................................       100        17,242
Elsevier, NV.................................................................       600         9,706
ING Groep, NV................................................................       645        27,166
KLM Royal Dutch Air Lines, NV................................................       101         3,736
Koninklijke KNP BT, NV.......................................................       100         2,303
Koninklijke PTT Nederland, NV (ADR)..........................................       416        17,357
Philips Electronics, NV......................................................       300        17,991
Royal Dutch Petroleum Co.....................................................     1,600        87,826
Unilever, NV.................................................................       400        24,659
Wolters Kluwer, NV...........................................................       101        13,045
                                                                                            ---------
                                                                                              253,151
                                                                                            ---------

NORWAY 0.4%
Aker RGI ASA, Series A.......................................................       200         3,601
Bergesen d.y. ASA, Series A..................................................       100         2,356
Bergesen d.y. ASA, Series B Non Voting.......................................       100         2,329
Christiania Bank.............................................................     1,600         6,456
Dyno Industrier ASA..........................................................       100         1,923
Elkem ASA....................................................................       100         1,327

                                               See Notes to Financial Statements

                               December 31, 1997


-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
NORWAY (CONTINUED)
Hafslund ASA, Series A.......................................................       200      $  1,218
Kvaerner ASA, Series A.......................................................       100         5,091
Leif Hoegh & Co..............................................................       100         2,031
NCL Holdings ASA  (a)........................................................       555         1,984
Norsk Hydro ASA..............................................................       600        29,205
Norske Skogindustrier ASA....................................................       100         2,897
Orkla ASA....................................................................       100         8,597
Petroleum Geo-Services (a)...................................................       100         6,296
Storebrand ASA (a)...........................................................       800         5,632
                                                                                             --------
                                                                                               80,943
                                                                                             --------

PORTUGAL 0.9%
Banco Comercial Portugues....................................................     1,000        20,451
Banco Espirito Santo e Comercial.............................................       600        17,855
Banco Totta & Acores.........................................................       300         5,891
BPI-SGPS, SA.................................................................       500        12,157
Cimpor-Cimentos de Portugal..................................................       500        13,105
Corticeira Amorim, SA........................................................       100         1,195
Elec De Portugal (a).........................................................     2,300        43,551
Jeronimo Martins.............................................................       200         6,346
Jeronimo Martins.............................................................       174           945
Jeronimo Martins, SPGS, SA...................................................       500        15,865
Portucel Industrial-Empresa Produtora de Celulose............................       600         3,661
Portugal Telecom, SA.........................................................     1,200        55,681
Soares Da Costa, SA (a)......................................................       100           695
Sonae Investimentos..........................................................       300        12,134
UNICER-Uniao Cervejeira, SA..................................................       300         4,238
                                                                                             --------
                                                                                              213,770
                                                                                             --------

SPAIN 1.7%
Argentaria, SA...............................................................       300        18,254
Autopistas Cesa..............................................................       630         8,457
BCO Bilbao Vizcaya...........................................................     1,800        58,247
BCO Central Hispan...........................................................       800        19,481
BCO Santander................................................................       900        30,069
Corporacion Financiera Alba, SA..............................................       100        10,535

                                               See Notes to Financial Statements

                               December 31, 1997


-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
SPAIN (CONTINUED)
Corporacion Mapfre...........................................................       200      $  5,304
Empresa Nacional de Celulosas, SA............................................       100         1,362
Endesa, SA...................................................................     2,800        49,714
Fomento Construcciones y Contratas, SA.......................................       400        15,228
Gas Natural SDG, SA..........................................................       400        20,742
Iberdrola, SA................................................................     2,300        30,269
Inmobiliaria Metropolitana Vasco Central, SA.................................       105         4,735
Repsol, SA...................................................................       800        34,132
Tabacalera, SA, Class A......................................................       100         8,106
Telefonica De Espana.........................................................     2,300        65,671
Union Electrica Fenosa, SA...................................................       800         7,667
Viscofan Industria Navarra De Envolturas Celulosicas, SA.....................       100         2,511
                                                                                             --------
                                                                                              390,484
                                                                                             --------

SWEDEN 1.6%
ABB, AB, Class A.............................................................     2,000        23,678
AGA, AB, Class B.............................................................       600         7,935
Astra, AB, Class A...........................................................     3,733        64,646
Atlas Copco, AB, Class A.....................................................       500        14,925
Electrolux, AB, Class B......................................................       200        13,879
Ericsson Telefonaktiebolaget LM, Class B (a).................................     2,300        86,468
Granges, AB (a)..............................................................       100         1,568
Hennes & Mauritz, AB, Class B................................................       500        22,040
Securitas, AB, Class B.......................................................       200         6,045
Skandia Forsaekrings, AB.....................................................       300        14,150
Skandinaviska Enskilda Banken, Class A.......................................     1,400        17,721
Skanska, AB, Class B.........................................................       300        12,299
SKF, AB, Class B.............................................................       400         8,514
Stora Kopparbergs Bergslags Aktiebolag, Class A..............................       800        10,076
Svenska Cellulosa, AB, Class B...............................................       500        11,241
Svenska Handelsbkn, Class A (a)..............................................       500        17,286
Volvo, AB, Class B...........................................................     1,100        29,509
                                                                                             --------
                                                                                              361,980
                                                                                             --------

                                               See Notes to Financial Statements

                               December 31, 1997


-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
SWITZERLAND 2.3%
Abb AG.......................................................................        10      $ 12,558
Alusuisse - Lonza Holding....................................................        10         9,602
Credit Suisse Group..........................................................       200        30,934
Holderbank Financiere Glarus AG..............................................        10         8,158
Nestle, AG...................................................................        50        74,904
Novartis (a).................................................................        80       129,756
Roche Holdings Bearer, AG....................................................         2        30,797
Roche Holdings Genusscheine, AG..............................................         8        79,414
SGS Holdings.................................................................         5         9,581
SMH, AG......................................................................        10         5,516
Sulzer, AG...................................................................        10         6,337
Swiss Bank Corp. (a).........................................................        90        27,963
Swiss Reinsurance............................................................        20        37,394
Union Bank of Switzerland....................................................        30        43,362
Zurich Versicherungs-Gesellschaft............................................        60        28,579
                                                                                             --------
                                                                                              534,855
                                                                                             --------

UNITED KINGDOM 6.7%
Abbey National...............................................................     1,700        30,603
Arjo Wiggins Apple...........................................................     1,525         4,058
B.A.T Industries.............................................................     4,450        40,580
Barclays.....................................................................     2,175        57,902
Bass.........................................................................     1,975        30,721
BG...........................................................................     5,536        24,915
BG, Class B (a)..............................................................     6,275         2,989
Blue Circle Industries.......................................................     4,175        23,418
BOC Group....................................................................     1,400        23,018
Boots Co.....................................................................     1,700        24,474
British Aerospace............................................................       575        16,386
British Airways..............................................................     1,525        14,027
British Petroleum............................................................     8,513       112,614
British Sky Broadcast........................................................     2,475        18,537
British Telecommunications...................................................     8,150        64,218
BTR..........................................................................     5,675        17,151
Cable & Wireless.............................................................     3,525        30,976

                                               See Notes to Financial Statements

                               December 31, 1997


-----------------------------------------------------------------------------------------------------
Description                                                                      Shares  Market Value
-----------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Centrica (a).................................................................     6,275      $  9,225
Commercial Union.............................................................     1,225        17,082
EMI Group....................................................................     1,260        10,513
General Electric.............................................................     3,975        25,757
Glaxo Wellcome...............................................................     4,450       106,091
Granada Group................................................................       825        12,602
Great Universal Stores.......................................................     1,350        17,007
Guinness.....................................................................     5,800        53,063
Hanson.......................................................................     1,050         4,685
HSBC Holdings (ADR)..........................................................     2,325        57,359
Imperial Chemical Industries.................................................     1,425        22,259
Kingfisher...................................................................     1,125        15,706
Ladbroke Group...............................................................     1,525         6,613
Land Securities..............................................................     1,225        19,517
Lloyds TSB Group.............................................................     6,725        87,489
Marks & Spencer..............................................................     3,700        36,591
MEPC.........................................................................     1,400        11,681
National Power...............................................................     2,000        19,710
P & O Finance (a)............................................................     1,250        14,218
Prudential Corp..............................................................     3,425        41,707
Redland......................................................................     2,000        11,235
Reed International...........................................................     2,925        27,865
Reuters Holdings.............................................................     2,475        27,034
Rio Tinto....................................................................     2,000        24,654
RMC Group....................................................................     1,050        14,866
Royal Bank Scot Group........................................................     1,150        14,661
Royal Sun Alliance...........................................................     2,000        20,137
Safeway......................................................................     1,225         6,901
Sainsbury J Finance..........................................................     2,275        19,169
Scottish Power...............................................................     2,000        17,673
Smithkline Beecham...........................................................     6,725        69,312
Tesco........................................................................     3,025        24,944
Thames Water.................................................................     1,400        20,845
Thorn........................................................................       857         2,224
Unilever.....................................................................     3,900        33,547

                                               See Notes to Financial Statements

                               December 31, 1997

---------------------------------------------------------------
Description                               Shares   Market Value
---------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Vodafone Group...........................  4,650    $   33,606
Zeneca Group.............................  1,400        49,590
                                                    ----------
                                                     1,543,725
UNITED STATES 25.0%......................           ----------
Abbott Laboratories, Inc. (b)............  1,500        98,344
Aluminum Company of America..............    500        35,188
American Express Co......................    900        80,325
American Home Products Corp..............  1,000        76,500
American International Group, Inc. (b)...  1,350       146,812
Amoco Corp...............................    900        76,612
AT&T Corp. (b)...........................  2,900       177,625
Banc One Corp............................  1,400        76,038
BankAmerica Corp.........................  1,040        75,920
BellSouth Corp...........................  2,000       112,625
Boeing Co................................    540        26,426
Bristol-Myers Squibb Co..................    880        83,270
Campbell Soup Co.........................  1,000        58,125
Caterpillar, Inc.........................    300        14,569
Chevron Corp. (b)........................  1,300       100,100
Chrysler Corp............................  1,100        38,706
Citicorp (b).............................  1,220       154,254
Coca-Cola Co. (b)........................  3,400       226,525
Columbia/HCA Healthcare Corp.............  1,300        38,513
Computer Associates International, Inc...  1,050        55,519
Consolidated Edison Co...................  1,800        73,800
CSX Corp.................................    500        27,000
Dow Chemical Co..........................    800        81,200
Du Pont (E. I.) de Nemours & Co..........  1,100        66,069
Duke Energy Corp.........................    600        33,225
Dun & Bradstreet Corp....................    500        15,469
Eastman Kodak Co.........................  1,400        85,137
Electronic Data Systems Corp.............    900        39,544
Enron Corp...............................    800        33,250
Exxon Corp...............................  1,800       110,137

                                               See Notes to Financial Statements

                              December 31, 1997

------------------------------------------------------------------
Description                                   Shares  Market Value
------------------------------------------------------------------
UNITED STATES (CONTINUED)
Federal National Mortgage Association........  1,700      $ 97,006
First Union Corp.............................  1,800        92,250
General Electric Co. (b).....................  2,300       168,762
General Motors Corp..........................  1,600        97,000
General Reinsurance Corp. (a)................    500       106,000
Heinz (H. J.) & Co...........................  1,000        50,813
Hewlett-Packard Co...........................  1,500        93,750
Home Depot, Inc..............................  1,000        58,875
Intel Corp. (b)..............................  2,020       141,905
International Business Machines Corp.........  1,000       104,562
International Paper Co.......................    500        21,563
ITT Corp. (a)................................    200        16,575
JP Morgan & Co., Inc.........................    700        79,012
Kmart Corp. (a)..............................    200         2,313
Latin American Discovery Fund, Inc. (c)...... 12,800       229,600
Lilly (Eli) & Co. (a)........................  2,000       139,250
McDonald's Corp..............................    900        42,975
Merck & Co., Inc. (b)........................  1,930       205,062
Microsoft Corp. (a) (b)......................  1,630       210,677
Minnesota Mining & Manufacturing Co..........    700        57,444
Mobil Corp...................................    700        50,531
Morgan Stanley Asia Pacific Fund, Inc. (c)...  6,200        46,113
Motorola, Inc................................  1,200        68,475
Norfolk Southern Corp........................  1,500        46,219
Oracle Systems Corp. (a).....................  1,950        43,509
Pfizer, Inc..................................  1,240        92,457
PG&E Corp. (b)...............................  1,100        33,481
Philip Morris Cos., Inc......................  1,120        50,750
PPG Industries, Inc..........................    500        28,563
Procter & Gamble Co..........................  1,600       127,700
Raytheon Co., Class A........................    102         5,030
Sara Lee Corp................................  1,200        67,575
SBC Communications, Inc......................    900        65,925
Sears, Roebuck & Co..........................  1,400        63,350

                                              See Notes to Financial Statements

                               December 31, 1997

---------------------------------------------------------------------------------------------------------
Description                                                                          Shares  Market Value
---------------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Southern Co.........................................................................  2,300  $     59,513
Texas Utilities Co..................................................................    600        24,938
Time Warner, Inc....................................................................  1,100        68,200
Travelers Group, Inc................................................................  1,800        96,975
Wal-Mart Stores, Inc. (b)...........................................................  5,000       197,187
Walt Disney Co. (b).................................................................  1,400       138,687
Waste Management, Inc...............................................................  1,000        27,500
Weyerhaeuser Co.....................................................................    400        19,625
                                                                                             ------------
                                                                                                5,754,524
                                                                                             ------------
  TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS 59.0%...........................           13,562,782
                                                                                             ------------
U. S. GOVERNMENT OBLIGATIONS 10.7%
U. S. Treasury Bond ($600,000 par, 8.125% coupon, 08/15/19 maturity)................              750,750
U. S. Treasury Note ($500,000 par, 6.250% coupon, 10/31/01 maturity)................              508,515
U. S. Treasury Note ($350,000 par, 6.375% coupon, 05/15/99 maturity)................              353,227
U. S. Treasury Note ($690,000 par, 7.250% coupon, 05/15/04 maturity)................              744,662
U. S. Treasury Note ($100,000 par, 3.625% coupon, 07/15/02 maturity)................               99,500
                                                                                             ------------
  TOTAL U. S. GOVERNMENT OBLIGATIONS 10.7%..........................................            2,456,654
                                                                                             ------------
TOTAL LONG-TERM INVESTMENTS 69.7% (Cost $14,054,267)................................           16,019,436
                                                                                             ------------
SHORT-TERM INVESTMENTS 29.1%
REPURCHASE AGREEMENT 9.6%
State Street Bank & Trust Co. ($2,203,000 par collateralized by U.S.
Government Obligations in a pooled cash account, dated 12/31/97,
to be sold on 01/02/98 at $2,203,611) (b)...........................................            2,203,000

U.S. GOVERNMENT AGENCY OBLIGATIONS 19.5%
Federal Farm Credit Bank Consolidated Discount Note ($4,500,000 par,
5.621% coupon, 01/21/98 maturity) (b)...............................................            4,486,050
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS 29.1% (Cost $6,689,050)................................            6,689,050
                                                                                             ------------
TOTAL INVESTMENTS 98.8% (Cost $20,743,317)..........................................           22,708,486
FOREIGN CURRENCY 0.5% (Various Denominations, Cost $130,608)........................              127,067
OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%..........................................              158,341
                                                                                             ------------
NET ASSETS 100.0%...................................................................         $ 22,993,894
                                                                                             ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions and forward commitments.

(c) Related party transactions. See Footnote 2.

ADR - American Depository Receipt

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities

                               December 31, 1997


Assets:
Total Investments (Cost $20,743,317).............................................    $22,708,486
Foreign Currency at Market Value (Cost $130,608).................................        127,067
Cash.............................................................................            952
Deposit on Variation Margin......................................................        125,000
Receivables:
  Variation Margin on Futures....................................................        134,344
  Interest.......................................................................         32,190
  Dividends......................................................................         24,516
  Fund Shares Sold...............................................................         24,396
  Investments Sold...............................................................          5,892
Forward Commitments and Foreign Currency Contracts...............................        115,534
Unamortized Organizational Costs.................................................          4,328
Other............................................................................            956
                                                                                     -----------
     Total Assets................................................................     23,303,661
                                                                                     -----------
Liabilities:
Payables:
  Fund Shares Repurchased........................................................        161,037
  Distributor and Affiliates.....................................................         19,976
  Investment Advisory Fee........................................................         19,180
  Investments Purchased..........................................................          4,166
Accrued Expenses.................................................................         85,751
Trustees' Deferred Compensation and Retirement Plans.............................         19,657
                                                                                     -----------
     Total Liabilities...........................................................        309,767
                                                                                     -----------
Net Assets.......................................................................    $22,993,894
                                                                                     -----------
Net Assets Consist of:
Capital..........................................................................    $21,107,082
Net Unrealized Appreciation......................................................      2,108,124
Accumulated Net Realized Gain....................................................          7,907
Accumulated Net Investment Loss..................................................       (229,219)
                                                                                     -----------
Net Assets.......................................................................    $22,993,894
                                                                                     ===========
Maximum Offering Price Per Share:

  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $11,232,338 and 1,105,334 shares of beneficial interest issued
     and outstanding)............................................................          10.16
     Maximum sales charge (4.75%* of offering price).............................            .51
                                                                                     -----------
     Maximum offering price to public............................................    $     10.67
                                                                                     ===========
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $10,041,715 and 1,013,227 shares of beneficial interest issued
     and outstanding)............................................................    $      9.91
                                                                                     ===========
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $1,719,841 and 173,243 shares of beneficial interest issued and outstanding)    $      9.93
                                                                                     ===========

*On sales of $100,000 or more, the sales charge will be reduced.



                                               See Notes to Financial Statements

                           Statement of Operations

                     For the Year Ended December 31, 1997

Investment Income:
Interest.............................................................................    $  448,841
Dividends (Net of foreign withholding taxes of $24,871)..............................       224,376
                                                                                         ----------
     Total Income....................................................................       673,217
                                                                                         ==========
Expenses:

Investment Advisory Fee..............................................................       225,799
Custody..............................................................................       188,853
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $26,058, $104,880 and $16,688, respectively)....................................       147,626
Shareholder Services.................................................................       133,536
Shareholder Reports..................................................................        61,420
Registration and Filing Fees.........................................................        57,286
Audit................................................................................        53,017
Trustees' Fees and Expenses..........................................................         8,814
Amortization of Organizational Costs.................................................         3,289
Legal................................................................................           580
Other................................................................................        40,075
                                                                                         ----------
     Total Expenses..................................................................       920,295
                                                                                         ----------
Net Investment Loss..................................................................    $ (247,078)
                                                                                         ==========
Realized and Unrealized Gain/Loss:

Realized Gain/Loss:

  Investments........................................................................    $2,251,618
  Futures............................................................................       332,649
  Forward Commitments................................................................       185,985
  Foreign Currency Transactions......................................................      (230,478)
                                                                                         ----------
Net Realized Gain....................................................................     2,539,774
                                                                                         ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period............................................................     2,579,885
  End of the Period:                                                                      ---------
     Investments.....................................................................     1,965,169
     Futures.........................................................................        34,343
     Forward Commitments.............................................................        56,021
     Forward Currency Contracts......................................................        56,747
  Foreign Currency Translation.......................................................        (4,156)
                                                                                         ----------
                                                                                          2,108,124
                                                                                         ----------
Net Unrealized Depreciation During the Period........................................      (471,761)
                                                                                         ----------
Net Realized and Unrealized Gain.....................................................    $2,068,013
                                                                                         ==========
Net Increase in Net Assets from Operations...........................................    $1,820,935
                                                                                         ==========

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended December 31, 1997 and 1996

---------------------------------------------------------------------------------------------------------
                                                                           Year Ended          Year Ended
                                                                    December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Loss............................................          $  (247,078)       $   (112,792)
Net Realized Gain..............................................            2,539,774           1,701,201
Net Unrealized Appreciation/Depreciation During the Period.....             (471,761)          1,005,068
                                                                         -----------        ------------
Change in Net Assets from Operations...........................            1,820,935           2,593,477
Distribution from Net Realized Gain*...........................           (2,665,787)         (1,608,530)
                                                                         -----------        ------------
Net Change in Net Assets from Investment Activities............             (844,852)            984,947
                                                                         -----------        ------------
From Capital Transactions:
Proceeds from Shares Sold......................................            6,116,272           7,742,285
Net Asset Value of Shares Issued Through
Dividend Reinvestment..........................................            2,487,060           1,377,670
Cost of Shares Repurchased.....................................           (4,866,248)        (15,458,267)
                                                                         -----------        ------------
Net Change in Net Assets from Capital Transactions.............            3,737,084          (6,338,312)
                                                                         -----------        ------------
Total Increase/Decrease in Net Assets..........................            2,892,232          (5,353,365)

Net Assets:
Beginning of the Period........................................           20,101,662          25,455,027
                                                                         -----------        ------------
End of the Period (Including accumulated net investment
  loss of $229,219 and $7,148, respectively)...................          $22,993,894         $20,101,662
                                                                         ===========         ===========


                                                                           Year Ended          Year Ended
*Distributions by Class                                             December 31, 1997   December 31, 1996
---------------------------------------------------------------------------------------------------------
Distributions from Net Realized Gain:
Class A Shares.................................................         $ (1,273,008)       $   (713,178)
Class B Shares.................................................           (1,192,389)           (762,464)
Class C Shares.................................................             (200,390)           (132,888)
                                                                        ------------        ------------
                                                                        $ (2,665,787)       $ (1,608,530)
                                                                        ============        ============

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one share of the fund outstanding throughout the periods indicated.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    May 16, 1994
                                                                                                                    (Commencement
                                                                                       Year Ended                   of Investment
                                                                                       December 31,                 Operations) to
                                                                         --------------------------------------
Class A Shares                                                             1997        1996 (c)          1995     December 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,

   Beginning of the Period.............................................. $ 10.530      $ 10.15          $  9.19     $     9.44
                                                                         --------      -------          -------    -----------
   Net Investment Income/Loss...........................................   (0.088)         -0-              .08            .10
   Net Realized and Unrealized
    Gain/Loss...........................................................    1.014        1.242           1.1375         (.2475)
                                                                         --------      -------          -------    -----------
Total from Investment Operations........................................     .926        1.242           1.2175         (.1475)
                                                                         --------      -------          -------    -----------
Less:
   Distributions from and in Excess of Net
    Investment Income...................................................      -0-          -0-            .0775           .075
   Distributions from and in Excess of Net
    Realized Gain.......................................................    1.294         .862              .18          .0275
                                                                         --------      -------          -------    -----------
Total Distributions.....................................................    1.294         .862            .2575          .1025
                                                                         --------      -------          -------    -----------
Net Asset Value, End of the Period......................................  $10.162      $10.530          $ 10.15     $     9.19
                                                                         ========      =======          =======     ==========

Total Return* (a).......................................................     8.94%       12.44%           13.30%         (1.57%)**
Net Assets at End of the
   Period (In millions).................................................   $ 11.2      $   8.5          $  15.5     $     11.5
Ratio of Expenses to Average Net Assets*................................   $ 3.66%        2.87%            2.79%          2.75%
Ratio of Net Investment Income/Loss to
   Average Net Assets*..................................................     (.67%)        .00%             .81%          1.54%
Portfolio Turnover......................................................      231%          91%             135%            50%**
Average Commission Paid
  Per Equity Share Traded (b)...........................................   $.0606      $ .0214               --             --
*If certain expenses had not been assumed by VKAC, total
   return would  have been lower and the ratios would have
   been as follows:
Ratio of Expenses to Average Net Assets.................................      N/A         3.17%            3.68%          2.76%
Ratio of Net Investment Income/Loss to
 Average Net Assets.....................................................      N/A         (.30%)           (.07%)         1.53%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(c) Based on average month-end shares outstanding.

N/A - Not Applicable.

                                               See Notes to Financial Statements

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

  The following schedule presents financial highlights for one share of the
              Fund outstanding throughout the periods indicated.


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    May 16, 1994
                                                                                          Year Ended               (Commencement
                                                                                         December 31,              of Investment
                                                                             --------------------------------     Operations) to
Class B Shares                                                                 1997       1996 (c)    1995      December 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................................     $ 10.379    $ 10.10    $  9.17           $  9.44
                                                                             ---------   ---------  ---------         ---------
   Net Investment Income/Loss...........................................        (.146)     (.106)      (.01)              .01
   Net Realized and Unrealized Gain/Loss................................         .972      1.247     1.1375            (.2065)
                                                                             ---------   ---------  ---------         ---------
Total from Investment Operations........................................         .826      1.141     1.1275            (.1965)
                                                                             ---------   ---------  ---------         ---------
Less:
   Distributions from and in Excess
     of Net Investment Income...........................................          -0-        -0-      .0175              .046
   Distributions from and in Excess of Net Realized Gain................        1.294       .862        .18             .0275
                                                                             ---------   ---------  ---------         ---------
Total Distributions.....................................................        1.294       .862      .1975             .0735
                                                                             ---------   ---------  ---------         ---------
Net Asset Value, End of the Period......................................     $  9.911    $10.379    $ 10.10           $  9.17
                                                                             =========   =========  =========         =========
Total Return* (a).......................................................         8.10%     11.51%     12.31%            (2.09%)**
Net Assets at End of the Period (In millions)...........................     $   10.0    $   9.9    $   8.1           $   7.4
Ratio of Expenses to Average Net Assets*................................         4.42%      3.76%      3.73%             3.92%
Ratio of Net Investment Income/Loss to Average Net Assets*..............        (1.45%)    (1.01%)     (.09%)             .13%
Portfolio Turnover......................................................          231%        91%       135%               50%**
Average Commission Paid Per Equity Share Traded (b).....................     $  .0606    $ .0214         --                --
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................................           N/A      4.06%      4.61%             3.93%
Ratio of Net Investment Income/Loss to Average Net Assets...............           N/A     (1.30%)     (.97%)             .12%

** Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.

N/A - Not Applicable.


                                               See Notes to Financial Satements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.



                                                                                       May 16, 1994
                                                              Year Ended              (Commencement
                                                            December 31,              of Investment
                                                   -------------------------------    Operations) to
Class C Shares                                      1997      1996(c)    1995        December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period....................     $10.395    $ 10.12    $  9.20           $     9.44
                                                   -------    -------    -------           ----------
 Net Investment Income/Loss...................      (0.139)     (.104)      (.02)                 .05
 Net Realized and Unrealized
   Gain/Loss..................................        .965      1.241     1.1375               (.2165)
                                                   -------    -------    -------           ----------
Total from Investment Operations..............        .826      1.137     1.1175               (.1665)
                                                   -------    -------    -------           ----------
Less:
 Distributions from and in Excess of Net
   Investment Income..........................         -0-        -0-      .0175                 .046
 Distributions from and in Excess of Net
   Realized Gain..............................       1.294       .862        .18                .0275
                                                   -------    -------    -------           ----------
Total Distributions...........................       1.294       .862      .1975                .0735
                                                   -------    -------    -------           ----------
Net Asset Value, End of the Period............     $ 9.927    $10.395    $ 10.12           $     9.20
                                                   =======    =======    =======           ==========
Total Return* (a).............................        8.09%     11.49%     12.16%               (1.77%)**
Net Assets at End of the Period
 (In millions)................................     $   1.7    $   1.7    $   1.9           $      1.3
Ratio of  Expenses to Average
 Net Assets*..................................        4.46%      3.78%      3.79%                3.36%
Ratio of Net Investment Income/Loss to
  Average Net Assets*.........................       (1.50%)     (.99%)     (.18%)                .80%
Portfolio Turnover............................         231%        91%       135%                  50%**
Average Commission Paid Per
  Equity Share Traded (b).....................     $ .0606    $ .0214         --                   --

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to Average
  Net Assets..................................         N/A       4.07%      4.67%                3.38%
Ratio of Net Investment Income/Loss to
  Average Net Assets..........................         N/A      (1.28%)    (1.06%)                .78%

**  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c) Based on average month-end shares outstanding.
N/A - Not Applicable.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at their last quoted bid price. Fixed income securities are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                               December 31 1997

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FOREIGN CURRENCY TRANSLATION-Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL COSTS-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60-month period ending May 15, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At December 31, 1997, for federal income tax purposes cost of long- and short-term investments, including foreign currencies, is $20,931,773, the aggregate gross unrealized appreciation is $2,498,182 and the aggregate gross unrealized depreciation is $594,402, resulting in net unrealized appreciation of $1,903,780.

     Net realized gains or losses may differ for financial purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, straddle loss deferrals and the mark to market of open futures contracts at December 31, 1997.

                               December 31, 1997

G. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. As a result, permanent differences of $23,459 due to the characterization of income for tax purposes have been reclassified from accumulated net realized gain to accumulated net investment loss. In addition, permanent differences of $1,548 relating to certain expenses which are not deductible for tax purposes have been reclassified from accumulated net investment loss to capital.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1997. The Fund designated $1,326,884 as a 28% rate capital gain distribution and $0 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders 7.01% of the distributions qualify for the dividend received deductions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. On March 31, 1997, the Adviser terminated its subadvisory agreement with John Govett & Co., Ltd. and with shareholder approval has changed the subadviser to Morgan Stanley Asset Management Inc. (the "Subadviser") effective April 1, 1997. The Subadviser provides advisory services to the Fund and the Adviser with respect to the Fund's investments in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $21,500 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized

                               December 31, 1997

expenses of approximately $99,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Additionally, for the year ended December 31, 1997, the Fund reimbursed VKAC approximately $1,500 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     During the period, the Fund owned shares of the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                                      TRANSACTIONS
                                                                                    DURING THE PERIOD
                                                             % OF NET ASSETS       COST OF    PROCEEDS
                                                         AT DECEMBER 31, 1997     PURCHASES   OF SALES
-------------------------------------------------------------------------------------------------------
Latin America Discovery Fund, Inc.....................                 1.00%      $203,571    $     0
Morgan Stanley Asia Pacific Fund, Inc.................                  .20%      $148,575    $67,970

     At December 31, 1997, VKAC owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1997

     At December 31, 1997, capital aggregated $9,892,195, $9,614,733 and $1,600,154 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                             SHARES       VALUE
------------------------------------------------------------------
Sales:
  Class A................................    326,563   $ 3,557,326
  Class B................................    182,617     1,967,735
  Class C................................     54,786       591,211
                                             -------   -----------
Total Sales..............................    563,966   $ 6,116,272
                                             =======   ===========
Dividend Reinvestment:
  Class A................................    122,002   $ 1,233,093
  Class B................................    110,121     1,086,423
  Class C................................     16,955       167,544
                                             -------   -----------
Total Dividend Reinvestment..............    249,078   $ 2,487,060
                                             =======   ===========
Repurchases:
  Class A................................   (151,742)  $(1,673,088)
  Class B................................   (233,838)   (2,537,474)
  Class C................................    (60,449)     (655,686)
                                             -------   ===========
Total Repurchases........................   (446,029)  $(4,866,248)
                                             =======   ===========

                               December 31, 1997

     At December 31, 1996, capital aggregated $6,775,618, $9,098,727 and $1,497,201 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                             SHARES       VALUE
------------------------------------------------------------------
Sales:
  Class A...............................     343,389   $  3,674,083
  Class B...............................     319,565      3,371,501
  Class C...............................      66,272        696,701
                                           ---------   ------------
Total Sales.............................     729,226   $  7,742,285
                                           =========   ============
Dividend Reinvestment:
  Class A...............................      58,774   $    608,282
  Class B...............................      65,677        670,411
  Class C...............................       9,677         98,977
                                           ---------   ------------
Total Dividend Reinvestment.............     134,128   $  1,377,670
                                           =========   ============
Repurchases:
  Class A...............................  (1,122,082)  $(11,975,953)
  Class B...............................    (233,170)    (2,467,031)
  Class C...............................     (95,831)    (1,015,283)
                                           ---------   ------------
Total Repurchases.......................  (1,451,083)  $(15,458,267)
                                           ---------   ------------

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                 CONTINGENT DEFERRED
                                                     SALES CHARGE
                                                 --------------------
YEAR OF REDEMPTION                               CLASS B      CLASS C
---------------------------------------------------------------------
First........................................    4.00%          1.00%
Second.......................................    4.00%          None
Third........................................    3.00%          None
Fourth.......................................    2.50%          None
Fifth........................................    1.50%          None
Sixth and Thereafter.........................    None           None

                               December 31, 1997

     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $3,600 and CDSC on the redeemed shares of approximately $18,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $37,616,711 and $38,518,494, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

     Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.

FORWARD PURCHASE COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                               December 31, 1997

     The following forward purchase commitments were outstanding as of December 31, 1997:

PAR AMOUNT
IN LOCAL
CURRENCY                                                                       UNREALIZED
(000)        DESCRIPTION                                  COUPON    MATURITY  APPRECIATION
------------------------------------------------------------------------------------------
             AUSTRALIA (Government of)
200-AUD      Settlement 01/21/98......................     9.000%   09/15/04       $ 1,702

             AUSTRALIA (Commonwealth)
200-AUD      Settlement 01/29/98......................     9.000    09/15/04         3,042

             CANADA (Government of)
120-CAD      Settlement 01/29/98......................     9.750    06/01/21         4,311

             DENMARK (Kingdom of)
1,400-DKK    Settlement 03/19/98......................     8.000    03/15/06         3,060

             GERMANY UNITY (Fed Republic of)
300-DEM      Settlement 01/23/98......................     8.000    01/21/02         2,376

             GERMANY (Treuhandanstalt)
800-DEM      Settlement 01/23/98......................     7.500    09/09/04         7,261
500-DEM      Settlement 02/03/98......................     7.000    11/25/99         2,901

             IRELAND (Republic of)
90-IEP       Settlement 03/06/98......................     8.000    08/18/06         5,451

             ITALY (Republic of)
600,000-ITL  Settlement 01/30/98......................     9.500    02/01/06        14,963

             JAPAN
40,000-JPY   Settlement 01/29/98......................     5.500    03/20/02         1,537
30,000-JPY   Settlement 01/29/98......................     3.400    06/20/05         3,749

             SWEDEN (Kingdom of)
3,100-SEK    Settlement 01/29/98......................     6.000    02/09/05         5,616

             UNITED KINGDOM
60-GBP       Settlement 01/23/98......................     8.000    06/07/21         2,738
225-GBP      Settlement 01/23/98......................     7.750    09/08/06            80
                                                                                 ---------
             Total Forward Purchase Commitments
                 (Cost $3,691,957)....................                           $  58,787
                                                                                 =========

CLOSED BUT UNSETTLED FORWARD COMMITMENTS

In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund determines a gain or loss on the

                               December 31, 1997


transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily and included as a component of unrealized appreciation/depreciation on forwards.

     The following closed but unsettled forward transactions were still outstanding as of December 31, 1997:

                                      Local Currency      US$ Net  Unrealized
                                   -------------------
Description/Currency               Receivable  Payable  (Payable)  Gain/(Loss)
------------------------------------------------------------------------------
GERMANY (TREUHANDANSTALT) - MARK
(400,000 par, 7.500%, 01/23/98)     453,391    455,511  $ (1,178)  $  1,237

UNITED KINGDOM - POUND
(50,000 par, 7.750%, 01/23/98)       54,822     55,494    (1,104)    (4,003)
                                                        --------   --------
                                                        $ (2,282)  $ (2,766)
                                                        ========   ========


FORWARD CURRENCY CONTRACTS

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     The following forward currency contracts were outstanding as of December 31, 1997:

                                                                 UNREALIZED
                                                     CURRENT    APPRECIATION/
DESCRIPTION                                           VALUE     DEPRECIATION
--------------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  130,000 expiring 02/17/98......................... $ 84,818       $ (6,813)
Canadian Dollar,
  335,000 expiring 01/09/98.........................  234,498         (9,850)
  110,000 expiring 03/27/98.........................   77,174           (400)
Deutsche Mark,
  735,640 expiring 01/09/98.........................  409,144         (3,904)
  120,000 expiring 01/09/98.........................   66,741         (1,573)
  128,640 expiring 01/16/98.........................   71,576         (3,424)
  92,660 expiring 01/16/98..........................   51,556         (2,602)
  383,522 expiring 01/16/98.........................  213,393        (10,065)
  175,000 expiring 02/04/98.........................   97,479         (4,271)
  1,070,000 expiring 03/13/98.......................  597,294        (11,353)
  373,227 expiring 03/13/98.........................  208,342         (2,670)

                               December 31, 1997

                                                                                  UNREALIZED
                                                                  CURRENT      APPRECIATION/
DESCRIPTION                                                        VALUE        DEPRECIATION
--------------------------------------------------------------------------------------------
LONG CONTRACTS (CONTINUED)
Danish Krone,
  1,535,000 expiring 01/09/98................................... $ 224,130       $ (1,938)

Spanish Peseta,
  2,641,912 expiring 02/12/98...................................    17,360           (840)
  279,528 expiring 02/12/98.....................................     1,837            (94)
  45,000,000 expiring 03/13/98..................................   295,941         (6,073)

French Franc,
  495,965 expiring 01/21/98.....................................    82,507         (3,993)
  146,785 expiring 01/21/98.....................................    24,419         (1,219)

Pound Sterling,
  310,000 expiring 03/13/98.....................................   507,372        (11,878)

Italian Lira,
  65,880,600 expiring 01/21/98..................................    37,235           (765)
  83,361,370 expiring 01/21/98..................................    47,114         (2,186)
  95,651,000 expiring 01/21/98..................................    54,060         (2,518)
  226,302,350 expiring 01/21/98.................................   127,902         (5,957)
  174,542,000 expiring 01/21/98.................................    98,648         (1,352)
  24,500,000 expiring 02/04/98..................................    13,846           (518)
  83,420,530 expiring 02/19/98..................................    47,141         (2,159)
  690,000,000 expiring 03/13/98.................................   389,917         (7,881)

Japanese Yen,
  62,000,000 expiring 01/09/98..................................   475,460        (39,919)
  18,000,000 expiring 01/09/98..................................   138,037         (5,139)
  112,740,000 expiring 01/26/98.................................   866,702        (65,805)
  3,498,390 expiring 01/29/98...................................    26,906            (94)
  3,890,810 expiring 02/26/98...................................    30,050           (950)

Netherlands Guilder,
  47,209 expiring 02/19/98......................................    23,355         (1,145)
  22,638 expiring 02/19/98......................................    11,199           (561)

Swedish Krona,
  2,800,000 expiring 03/13/98...................................   353,346         (8,416)
                                                                 ---------       --------
                                                                 6,006,499       (228,325)
                                                                 ---------       --------

SHORT CONTRACTS
Canadian Dollar,
  123,000 expiring 03/23/98.....................................    86,286           (380)
  176,111 expiring 03/23/98.....................................   123,544           (544)

Swiss Franc,
  300,000 expiring 03/13/98.....................................   207,049          3,963

                               December 31, 1997

FUTURES CONTRACTS

A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                      CONTRACTS
-------------------------------------------------------------------------------
Outstanding at December 31, 1996......................................        0
Futures Opened........................................................      104
Futures Closed........................................................      (86)
Futures Split (S&P 500 Index Futures 2-for-1).........................        1
                                                                        -------
Outstanding at December 31, 1997......................................       19
                                                                        =======

                              December 31, 1997

                                                                            UNREALIZED
                                                               CURRENT   APPRECIATION/
DESCRIPTION                                                      VALUE    DEPRECIATION
--------------------------------------------------------------------------------------
SHORT CONTRACTS (CONTINUED)
Deutsche Mark,
  428,432 expiring 01/16/98.................................. $  238,381       $ 6,619
  176,390 expiring 01/16/98..................................     98,144         1,856
  138,242 expiring 03/16/98..................................     77,183         1,817

Spanish Peseta,
  2,921,440 expiring 02/12/98................................     19,197           803

French Franc,
  40,000 expiring 01/21/98...................................      6,654           119
  620,750 expiring 01/21/98..................................    100,271         3,404
  503,719 expiring 03/16/98..................................     84,058         1,942

Italian Lira,
  286,185,820 expiring 01/21/98..............................    161,747         5,721
  359,551,500 expiring 01/21/98..............................    203,212         6,788
  59,720,500 expiring 02/19/98...............................     33,748         1,252
  23,700,030 expiring 02/19/98...............................     13,393           616

Japanese Yen,
  122,740,000 expiring 01/26/98..............................    866,702       133,301
  13,212,100 expiring 01/29/98...............................    101,614         8,386
  6,643,725 expiring 01/29/98................................     51,097         3,903
  36,217,500 expiring 01/29/98...............................    278,547        21,453
  12,946,450 expiring 02/05/98...............................     99,674        10,326
  61,285,000 expiring 02/05/98...............................    471,831        43,169
  6,635,750 expiring 02/05/98................................     51,088         3,912
  33,727,200 expiring 02/26/98...............................    260,484        15,516
  5,651,550 expiring 02/26/98................................     43,648         1,305

Netherlands Guilder,
  69,847 expiring 02/19/98...................................     34,555         1,445

Swedish Krona,
  1,178,364 expiring 02/19/98................................    148,620         8,380
                                                              ----------      --------
                                                              $3,860,727       285,072
                                                              ----------      --------
                                                                              $ 56,747
                                                                              ========

                               December 31, 1997

     The futures contracts outstanding as of December 31, 1997, and the description and unrealized appreciation/depreciation are as follows:

                                                                                UNREALIZED
                                                                             APPRECIATION/
                                                              CONTRACTS      DEPRECIATION
------------------------------------------------------------------------------------------
FSTE 100
  March 1998--Long Contracts
  (Current Notional Value of 129,575 GBP per contract).....      3          $ 12,094
S&P 500 Index Futures
  March 1998--Long Contracts
  (Current Notional Value of $244,775 per contract)........      2           (10,025)
TSE Topix
  March 1998--Short Contracts
  (Current Notional Value of 11,910,000 JPY per contract)..      8            37,531
OMX Stock Index
  January 1998--Short Contracts
  (Current Notional Value of 240,730 SEK per contract).....      5            (3,615)
TSE 35
  March 1998--Short Contract
  (Current Notional Value of 179,775 CAD per contract).....      1            (1,642)
                                                             -----          --------
                                                                19          $ 34,343
                                                             =====          ========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $79,300.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

        Included in the Prospectus:
           Financial Highlights

        Included in the Statement of Additional Information:
           Report of Independent Accountants
           Financial Statements
           Notes to Financial Statements

     (b) Exhibits


  (1)(a)    First Amended and Restated Agreement and Declaration of
            Trust(9)
     (b)    Certificate of Amendment(9)
     (c)    Amended and Restated Certificate of Designation+
  (2)       Amended and Restated Bylaws(9)
  (4)(a)    Specimen Class A Share Certificate(10)
     (b)    Specimen Class B Share Certificate(10)
     (c)    Specimen Class C Share Certificate(10)
  (5)(a)    Investment Advisory Agreement+
     (b)    Investment Sub-Advisory Agreement+
  (6)(a)    Distribution and Service Agreement+
     (b)    Form of Dealer Agreement(10)
     (c)    Form of Broker Agreement(10)
     (d)    Form of Bank Agreement(10)
  (8)(a)    Custodian Agreement(11)
     (b)    Transfer Agency and Service Agreement+
  (9)(a)    Data Access Services Agreement(10)
     (b)    Fund Accounting Agreement+
 (10)       Opinion of Skadden, Arps, Slate, Meagher & Flom
            (Illinois)(10)
 (11)(a)    Consent of Price Waterhouse LLP+
     (b)    Consent of Trustees(8)
 (13)       Investment Letter(7)
 (14)(a)    Individual Retirement Account Brochure with Application(4)
     (b)    403(b)(7) Custodial Account(2)
     (c)    ORP 403(b)(7) Custodial Account(2)
     (d)    Retirement Plans for the Small Business-Forms Package and
            Plan Documents(5)
     (e)    Prototype Profit Sharing/Money Purchase Plan and Trust(1)
     (f)    Prototype 401(k) Plan and Trust(1)
     (g)    Salary Reduction Simplified Employee Pension Plan(3)
     (h)    Simplified Employee Pension Plan Brochure with
            Application(6)
 (15)(a)    Plan of Distribution Pursuant to 12b-1(10)
     (b)    Form of Shareholder Assistance Agreement(10)
     (c)    Form of Administrative Service Agreement(10)
     (d)    Service Plan(10)
 (16)       Computation Measure for Performance Information+
 (17)(a)    List of Certain Investment Companies in Response to Item
            29(a)(11)
     (b)    List of Officers and Directors of Van Kampen American
            Capital Distributors, Inc. in Response to Item 29(b)(11)

(18)        Amended Multiple Class Plan(10)
(24)        Power of Attorney+
(27)        Financial Data Schedules+


---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 26, 1991.

(2) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Reserve Fund, File Number 2-50870, filed September 24, 1992.

(3) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital World Portfolio Series Trust, File Number 33-37879, filed September 24, 1993.

(4) Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Reserve Fund, File Number 2-50870, filed September 24, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Government Securities Fund, File Number 2-90482, filed February 25, 1994.

(6) Incorporated herein by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A of Van Kampen American Capital Growth and Income Fund, File Number 2-21657, filed March 24, 1994.

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed May 6, 1994.

(8) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed July 19, 1995.

(9) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed April 22, 1996.


(10)Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File Number 33-74024, filed April 30, 1997.



(11)Incorporated herein by reference to Post-Effective Amendment No. 75 to Van Kampen American Capital Growth and Income Fund Registration Statement on Form N-1A, File Number 2-21657, filed March 27, 1997.


  +  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See "General Information" in the Statement of Additional Information.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                              AS OF APRIL 3, 1998



                     (1)                                    (2)
                TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
                --------------                  ---------------------------
                                                CLASS A   CLASS B   CLASS C
                                                -------   -------   -------
Shares of Beneficial Interest, $0.01 par value    2,152     1,098       836


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.

     (b) Van Kampen American Capital Distributors, Inc. is an affiliated person of an affiliated person of Registrant and is the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.

     (c) Not applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 24th day of April, 1998.


                                      VAN KAMPEN AMERICAN CAPITAL GLOBAL
                                      MANAGED ASSETS FUND

                                      By:        /s/ RONALD A. NYBERG
                                         ---------------------------------------
                                          Ronald A. Nyberg, Vice President and
                                                        Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on April 24, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                  TITLE
                     ----------                                  -----

Principal Executive Officer:

              /s/ DENNIS J. MCDONNELL*                 President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

               /s/ EDWARD C. WOOD III*                 Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney filed herewith.

                /s/  RONALD A. NYBERG                                                  April 24, 1998
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

            VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND


              INDEX TO EXHIBITS TO AMENDMENT NO. 6 TO FORM N-1A

            AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                              ON APRIL 27, 1998



EXHIBIT
  NO.                          DESCRIPTION OF EXHIBIT
-------                        ----------------------
(1) (c)     Amended and Restated Certificate of Designation
(5) (a)     Investment Advisory Agreement
    (b)     Investment Sub-Advisory Agreement
(6) (a)     Distribution and Service Agreement
(8) (b)     Transfer Agency and Service Agreement
(9) (b)     Fund Accounting Agreement
(11)(a)     Consent of Price Waterhouse LLP
(16)        Computation Measure for Performance Information
(24)        Power of Attorney
(27)        Financial Data Schedules